                                                              File No. 33-71052
                                                                        811-8814
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
                         Post-Effective Amendment No. 8



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 15


    SEPARATE ACCOUNT VA-K OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)



                   Abigail M. Armstrong, Secretary and Counsel
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)



             It is proposed that this filing will become effective:

                     immediately upon filing pursuant to paragraph (b)
                 ---
                  X  on May 1, 1997 pursuant to paragraph (b)
                 ---
                     60 days after filing pursuant to paragraph (a)(1)
                 ---
                     on (date) pursuant to paragraph (a)(1)
                 ---
                     on (date) pursuant to paragraph (a)(2) of Rule 485
                 ---

                            VARIABLE ANNUITY POLICIES


Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1996 was filed on February
29, 1997.

     CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                   ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.      CAPTION IN PROSPECTUS
-----------------      ---------------------

1. . . . . . . . . .  Cover Page

2. . . . . . . . . .  "Special Terms"

3. . . . . . . . . .  "Summary"; "Annual and Transaction Expenses"

4. . . . . . . . . .  "Condensed Financial Information"; Performance
                       Information

5. . . . . . . . . .  "Description of the Company, the Separate
                      Account, the Trust, VIP, VIP II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund, Inc."

6. . . . . . . . . .  "Charges and Deductions:

7. . . . . . . . . .  "The Variable Annuity Policies"

8. . . . . . . . . .  "The Variable Annuity Policies"

9. . . . . . . . . .  "Death Benefit"

10 . . . . . . . . .  "Purchase Payments"; "Computation of Policy
                      Values and Annuity Payments"

11 . . . . . . . . .  "Surrender"; "Partial Redemption"

12 . . . . . . . . .  "Federal Tax Considerations"

13 . . . . . . . . .  "Legal Matters"

14 . . . . . . . . .  Statement of Additional Information-Table of Contents


FORM N-4 ITEM NO.     CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------     ----------------------------------------------

15 . . . . . . . . .  "Cover Page"

16 . . . . . . . . .  "Table of Contents"

17 . . . . . . . . .  "General Information and History"

18 . . . . . . . . .  "Services"

19 . . . . . . . . .  "Underwriters"

20 . . . . . . . . .  "Underwriters"

21 . . . . . . . . .  "Performance Information"

22 . . . . . . . . .  "Annuity Payments"

23 . . . . . . . . .  "Financial Statements"

FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY


                                            ALLMERICA ADVANTAGE VARIABLE ANNUITY

PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1997         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE ALLMERICA ADVANTAGE VARIABLE ANNUITY CONTRACT. THE
                    CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
                    PLEASE READ THE PROSPECTUS CAREFULLY.

1. THE ALLMERICA ADVANTAGE VARIABLE ANNUITY CONTRACT

The Allmerica Advantage Variable Annuity contract is a contract between you and First Allmerica Financial Life Insurance Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. Allmerica Advantage Variable Annuity combines the concept of professional money management with the attributes of an annuity contract.

The Allmerica Advantage Variable Annuity offers a diverse selection of money managers and investment options. You may allocate your payments among any of 18 investment portfolios and the Fixed Account. This range of investment choices enables you to allocate your money to meet your particular investment needs.

Like all annuities, the contract has an ACCUMULATION PHASE and an INCOME PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any untaxed payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.

During the INCOME PHASE you will receive regular payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the income phase will, in part, be determined by your account's growth during the accumulation phase.

2. ANNUITY PAYMENTS


If you choose to annuitize your contract, you may select one of six annuity options: (1) periodic payments for your lifetime; (2) periodic payments for your lifetime, but for not less than 10 years; (3) periodic payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid: (4) periodic payments for your lifetime and your survivor's lifetime; (5) periodic payments for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) periodic payments for a specified period of 1 to 30 years.


You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making payments into this contract. Payments are not limited as to frequency, but there are certain limitations as to amount. Currently, the initial payment must be at least $600. In all cases, each subsequent payment must be at least $50.

4. INVESTMENT OPTIONS

You have full investment control over the contract. You may allocate money to the following funds:

Select International Equity Fund       Fidelity VIP Growth Portfolio
DGPF International Equity Series       Equity Index Fund
Fidelity VIP Overseas Portfolio        Select Growth and Income Fund
T. Rowe Price International Stock      Fidelity VIP Equity-Income Portfolio
  Portfolio                            Fidelity VIP II Asset Manager
Select Aggressive Growth Fund          Portfolio
Select Capital Appreciation Fund       Fidelity VIP High Income Portfolio
Small-Mid Cap Value Fund               Investment Grade Income Fund
Select Growth Fund                     Government Bond Fund
Growth Fund                            Money Market Fund

You may also allocate money to the Fixed Account. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5. EXPENSES

Each year and upon surrender a $30.00 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $50,000 or more or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges which amount to 1.45% annually of the daily value of your contract value allocated to the variable investment options. The insurance charges include: Mortality and Expense Risk Charge, 1.25%; and Administrative Expense Charge, 0.20%. There are also investment management fees and other fund operating expenses that vary by fund.

If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 1% and 8% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence.

There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25.00, for transfers after your 12 free transfers.

The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the $30 contract fee (which is represented as 0.12%), the 1.45% insurance charges and the investment charges for each fund. The next two columns show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume you invest $1,000 in a fund which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the surrender charges. For year 10, the example shows the aggregate of all the annual charges assessed for 10 years, but there is no surrender charge. The premium tax is assumed to be 0% in both examples.

                                                                                                            EXAMPLES:
                                                                                                     TOTAL ANNUAL EXPENSES AT
                                                                                                              END OF
                                                   TOTAL ANNUAL     TOTAL ANNUAL                     ------------------------
                                                     INSURANCE          FUND         TOTAL ANNUAL        (1)          (2)
FUND                                                  CHARGES          CHARGES          CHARGES        1 YEAR      10 YEARS
------------------------------------------------  ---------------  ---------------  ---------------  -----------  -----------
Select International Equity Fund                          1.57%            1.23%            2.80%     $     102    $     313
DGPF International Equity Series                          1.57%            0.80%            2.37%     $      98    $     271
Fidelity VIP Overseas Portfolio                           1.57%            0.93%            2.50%     $      99    $     284
T. Rowe Price International Stock Portfolio               1.57%            1.05%            2.62%     $     100    $     295
Select Aggressive Growth Fund                             1.57%            1.08%            2.65%     $     101    $     298
Select Capital Appreciation Fund                          1.57%            1.13%            2.70%     $     101    $     303
Small-Mid Cap Value Fund                                  1.57%            0.97%            2.54%     $      99    $     288
Select Growth Fund                                        1.57%            0.93%            2.50%     $      99    $     284
Growth Fund                                               1.57%            0.51%            2.08%     $      95    $     241
Fidelity VIP Growth Portfolio                             1.57%            0.69%            2.26%     $      97    $     260
Equity Index Fund                                         1.57%            0.46%            2.03%     $      95    $     236
Select Growth and Income Fund                             1.57%            0.83%            2.40%     $      98    $     274
Fidelity VIP Equity-Income Portfolio                      1.57%            0.68%            2.25%     $      97    $     258
Fidelity VIP II Asset Manager Portfolio                   1.57%            0.74%            2.31%     $      97    $     265
Fidelity VIP High Income Portfolio                        1.57%            0.71%            2.28%     $      97    $     262
Investment Grade Income Fund                              1.57%            0.52%            2.09%     $      95    $     242
Government Bond Fund                                      1.57%            0.66%            2.23%     $      97    $     256
Money Market Fund                                         1.57%            0.34%            1.91%     $      94    $     223



For more detailed information, see the Fee Table in the Prospectus for the Contract.


6. TAXES

You will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment will be taxable.

7. WITHDRAWALS


You can withdraw money from your contract at any time during the accumulation phase. Any payment invested for more than nine years can be withdrawn without a surrender charge. For amounts invested nine years or less, you can withdraw, without a charge, the GREATEST of: (1) 100% of cumulative earnings; (2) 10% of the contract value per calendar year; or (3) an amount based on your life expectancy.


8. PERFORMANCE

The value of your contract will vary up or down depending on the investment performance of the funds you choose. The following chart illustrates past returns for each fund for the time period shown. The performance figures reflect the contract fee, the insurance charges, the investment charges and all other expenses of the fund. They do not reflect the surrender charges and if applied would reduce such performance. Past performance is not a guarantee of future results.

                                                                                     CALENDAR YEAR
                                                                                  --------------------
FUND                                                                                1996       1995
--------------------------------------------------------------------------------  ---------  ---------
Select International Equity Fund                                                     20.07%     17.82%
DGPF International Equity Series                                                     18.18%     12.15%
Fidelity VIP Overseas Portfolio                                                      11.46%      8.00%
T. Rowe Price International Stock Portfolio                                          12.90%      9.44%
Select Aggressive Growth Fund                                                        16.72%     30.31%
Select Capital Appreciation Fund                                                      7.11%     N/A
Small-Mid Cap Value Fund                                                             26.57%     15.83%
Select Growth Fund                                                                   20.14%     22.71%
Growth Fund                                                                          18.34%     30.81%
Fidelity VIP Growth Portfolio                                                        12.93%     33.35%
Equity Index Fund                                                                    20.42%     34.15%
Select Growth and Income Fund                                                        19.40%     28.38%
Fidelity VIP Equity-Income Portfolio                                                 12.51%     33.08%
Fidelity VIP II Asset Manager Portfolio                                              12.83%     15.19%
Fidelity VIP High Income Portfolio                                                   12.27%     18.79%
Investment Grade Income Fund                                                          1.93%     16.06%
Government Bond Fund                                                                  1.89%     11.34%
Money Market Fund                                                                     3.71%      4.22%


9. DEATH BENEFIT


If you die during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (1) the accumulated value; (2) gross payments reduced proportionately to reflect any withdrawals; or
(3) the death benefit that would have been payable on the most recent contract anniversary date, increased for any subsequent payments and reduced proportionately to reflect withdrawals made after that date.


10. OTHER INFORMATION

FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), we will pay you an amount equal to the value of your contract. This may be more or less than your original payment. If required by applicable state or federal law, we will return your payment.

DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Money Market Fund, Select Income Fund or Fixed Account to one or more of the other investment options.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix.

NO PROBATE: In most cases, the death benefit is payable to the beneficiary you select without having to go through probate.

11. INQUIRIES

If you need more information you may contact us at:


       Allmerica Financial Life Insurance and Annuity Company
       440 Lincoln St.
       Worcester, Massachusetts 01653
       1-800-533-7881

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS

This Prospectus describes interests under flexible payment deferred combination variable and fixed annuity contracts issued either on a group basis or as individual contracts by First Allmerica Financial Life Insurance Company ("Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are collectively referred to herein as the "Contract(s)." The following is a summary of information about these Contracts. More detailed information can be found under the referenced captions in this Prospectus.

Contract values may accumulate on a variable basis in the Contract's Variable Account, known as Separate Account VA-K. The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. (T. Rowe Price), or Delaware Group Premium Fund, Inc. ("DGPF"). The following Underlying Funds are available under the Contract:

ALLMERICA INVESTMENT TRUST                                                 FIDELITY VIP
SELECT INTERNATIONAL EQUITY FUND                                     OVERSEAS PORTFOLIO
SELECT AGGRESSIVE GROWTH FUND                                   EQUITY-INCOME PORTFOLIO
SELECT CAPITAL APPRECIATION FUND                                       GROWTH PORTFOLIO
SMALL-MID CAP VALUE FUND                                          HIGH INCOME PORTFOLIO
SELECT GROWTH FUND                                                      FIDELITY VIP II
GROWTH FUND                                                     ASSET MANAGER PORTFOLIO
EQUITY INDEX FUND                                                         T. ROWE PRICE
SELECT GROWTH AND INCOME FUND                         T. ROWE PRICE INTERNATIONAL STOCK
INVESTMENT GRADE INCOME FUND                                                  PORTFOLIO
GOVERNMENT BOND FUND                                                               DGPF
MONEY MARKET FUND                                           INTERNATIONAL EQUITY SERIES

In most jurisdictions, values may also be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account, and during the accumulation period to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period. The interest earned in the Guarantee Period Account is guaranteed if held for the entire Guarantee Period. If removed prior to the end of the Guarantee Period, the value may be increased or decreased by a Market Value Adjustment. Assets supporting allocations to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

This Prospectus gives prospective investors information about the contract that they should consider before investing. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1997, filed with the Securities and Exchange Commission and incorporated herein by reference. The Table of Contents of the SAI is on page 3 of this Prospectus. The SAI is available upon request and without charge through Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, 1-800-533-7881.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER-RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES"). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                                               3
SPECIAL TERMS                                                                                       4
SUMMARY                                                                                             6
ANNUAL AND TRANSACTION EXPENSES                                                                    10
CONDENSED FINANCIAL INFORMATION                                                                    13
PERFORMANCE INFORMATION                                                                            16
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE TRUST, FIDELITY VIP, FIDELITY VIP
II, T. ROWE PRICE AND DGPF                                                                         18
INVESTMENT OBJECTIVES AND POLICIES                                                                 20
INVESTMENT ADVISORY SERVICES                                                                       22
DESCRIPTION OF THE CONTRACT                                                                        25
    A.     Payments                                                                                25
    B.     Right to Revoke Contract                                                                26
    C.     Transfer Privilege                                                                      26
             Automatic Transfers and Automatic Account Rebalancing Options                         26
    D.     Surrender                                                                               27
    E.     Withdrawals                                                                             27
             Systematic Withdrawals                                                                28
             Life Expectancy Distributions                                                         28
    F.     Death Benefit                                                                           28
             Death of the Annuitant Prior to the Annuity Date                                      29
             Death of an Owner Who is Not Also the Annuitant Prior to the Annuity Date             29
             Payment of the Death Benefit Prior to the Annuity Date                                29
             Death of the Annuitant After the Annuity Date                                         29
    G.     The Spouse of the Owner as Beneficiary                                                  29
    H.     Assignment                                                                              29
    I.     Electing the Form of Annuity and the Annuity Date                                       30
    J.     Description of Variable Annuity Payout Options                                          30
    K.     Annuity Benefit Payments                                                                31
             The Annuity Unit                                                                      31
             Determination of the First and Subsequent Annuity Benefit Payments                    32
    L.     NORRIS Decision                                                                         32
    M.     Computation of Values                                                                   33
             The Accumulation Unit                                                                 33
             Net investment Factor                                                                 33
CHARGES AND DEDUCTIONS                                                                             33
    A.     Variable Account Deductions                                                             34
             Mortality and Expense Risk Charge                                                     34
             Administrative Expense Charge                                                         34
             Other Charges                                                                         34
    B.     Contract Fee                                                                            34
    C.     Premium Taxes                                                                           35
    D.     Contingent Deferred Sales Charge                                                        35
             Charges for Surrender and Withdrawal                                                  35
             Reduction or Elimination of Surrender Charge                                          36
             Withdrawal Without Surrender Charge                                                   37
             Surrenders                                                                            37
             Charge at the Time Annuity Benefit Payments Begin                                     38
    E.     Transfer Charge                                                                         38

GUARANTEE PERIOD ACCOUNTS                                                                          38
FEDERAL TAX CONSIDERATIONS                                                                         40
    A.     Qualified and Non-Qualified Contracts                                                   41
    B.     Taxation of the Contracts in General                                                    41
             Withdrawals Prior to Annuitization                                                    41
             Annuity Payouts After Annuitization                                                   41
             Penalty on Distribution                                                               41
             Assignments or Transfers                                                              42
             Non-Natural Owners                                                                    42
             Deferred Compensation Plans of State and Local Governments and Tax-Exempt
             Organizations                                                                         42
    C.     Tax Withholding                                                                         42
    D.     Provisions Applicable to Qualified Employer Plans                                       43
             Corporate and Self-Employed Pension and Profit Sharing Plans                          43
             Individual Retirement Annuities                                                       43
             Tax-Sheltered Annuities                                                               43
             Texas Optional Retirement Program                                                     43
REPORTS                                                                                            44
LOANS (QUALIFIED CONTRACTS ONLY)                                                                   44
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                                  44
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                                          45
VOTING RIGHTS                                                                                      45
DISTRIBUTION                                                                                       46
SERVICES                                                                                           46
LEGAL MATTERS                                                                                      46
FURTHER INFORMATION                                                                                46
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                                            A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT                                   A-2
APPENDIX C -- DIFFERENCES UNDER THE EXECANNUITY PLUS VARIABLE
  ANNUITY (FORM A3018-94)                                                                         A-4


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                                     2
TAXATION OF THE VARIABLE ACCOUNT AND THE COMPANY                                                    2
SERVICES                                                                                            3
UNDERWRITERS                                                                                        3
ANNUITY BENEFIT PAYMENTS                                                                            3
EXCHANGE OFFER                                                                                      4
PERFORMANCE INFORMATION                                                                             6
FINANCIAL STATEMENTS                                                                              F-1


THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts then credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin as specified pursuant to the Contract.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed minimum interest rate and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an Annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.


SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding fund of Allmerica Investment Trust ("Trust"); a corresponding portfolio of the Variable Insurance Product Fund ("Fidelity VIP"), the Variable Insurance Products Fund II ("Fidelity VIP II) or the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"); or a corresponding series of the Delaware Group Premium Fund, Inc. ("DGPF").


SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.

UNDERLYING FUNDS (OR FUNDS): the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund of Allmerica Investment Trust; Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio of Variable Insurance Products Fund; the Fidelity VIP II Asset Manager Portfolio of Variable Insurance Products Fund II; the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc.; and the International Equity Series of Delaware Group Premium Fund, Inc.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an Annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain of the Funds.

                                    SUMMARY

WHAT IS THE ALLMERICA ADVANTAGE VARIABLE ANNUITY?

The Allmerica Advantage variable annuity Contract is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

- A customized investment portfolio

- Experienced professional investment advisers

- Tax deferral on earnings

- Guarantees that can protect your beneficiaries during the accumulation phase

- Income that can be guaranteed for life

- Issue age up to 90

The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts and the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. The Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

- periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;

- periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years;

- periodic payments over a specified number of years (1 to 30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the Owner) and us, First Allmerica Financial Life Insurance Company ("the Company"). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and a beneficiary. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual to receive annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?


The number and frequency of your payments are flexible, subject only to a $600 minimum for your initial payment and a $50 minimum for any additional payments. (A lower initial payment amount is permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.


WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among the Sub-Accounts investing in the Funds, the Guarantee Period Accounts, and the Fixed Account.

VARIABLE ACCOUNT. You have a choice of Sub-Accounts investing in the following Underlying Funds:

ALLMERICA INVESTMENT TRUST                                             FIDELITY VIP
Select International Equity Fund                                 Overseas Portfolio
Select Aggressive Growth Fund                               Equity-Income Portfolio
Select Capital Appreciation Fund                                   Growth Portfolio
Small-Mid Cap Value Fund                                      High Income Portfolio
Select Growth Fund                                                  FIDELITY VIP II
Growth Fund                                                 Asset Manager Portfolio
Equity Index Fund                                                     T. ROWE PRICE
Select Growth and Income Fund                     T. Rowe Price International Stock
Investment Grade Bond Fund                                                Portfolio
Government Bond Fund                                                           DGPF
Money Market Fund                                       International Equity Series

For a more detailed description of the Underlying Funds, see "INVESTMENT OBJECTIVES AND POLICIES."

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."


THE GUARANTEE PERIOD ACCOUNTS ARE NOT AVAILABLE IN NEW YORK.



FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account see Appendix A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "C. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender the Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 10% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2 . Additional amounts may be withdrawn at anytime but may be subject to the surrender charge for payments that have not been invested in the Contract for more than nine years. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, except where prohibited by state law, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility, become disabled or are diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

WHAT HAPPENS UPON DEATH DURING MY ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the GREATEST of:


- The Accumulated Value (increased by any positive Market Value Adjustment if applicable);


- Gross payments, reduced proportionately to reflect withdrawals;

- The highest Accumulated Value that would have been payable as a death benefit on any Contract anniversary, increased for subsequent payments and reduced proportionately to reflect withdrawals since that anniversary.

At the death of an Owner who is not also the Annuitant during the Accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "F. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value is less than $50,000 on a Contract anniversary and at surrender, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 1% and 8% of payments withdrawn, based on when the payments were made.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each Portfolio. The Funds will incur certain management fees and expenses described more fully in "Other Charges" and in the Fund prospectuses accompanying this Prospectus.

For more information, see "CHARGES AND DEDUCTIONS."

CAN I EXAMINE THE CONTRACT?

Yes. The Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. If you cancel the Contract, you will receive a refund of the greater of (1) any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted), or (2) your entire payment. See "B. Right to Revoke Contract."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

There are several changes you can make after receiving the Contract:

- You may assign your ownership to someone else, except under certain qualified plans.

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

- You may change your allocation of payments.

- You may make transfers of Contract value among your current investments without any tax consequences.

- You may cancel the Contract within ten days of delivery (or longer if required by law).

I HAVE THE EXECANNUITY PLUS VARIABLE ANNUITY CONTRACT (FORM A3018.1-94U OR FORM A3018.44-94. ARE THERE ANY DIFFERENCES BETWEEN FORM A 3018-94 AND THE ALLMERICA ADVANTAGE VARIABLE ANNUITY (FORM A3025-96GRC)?

Yes. If your contract is issued on Form A3018-94 or a variation thereof (the"ExecAnnuity Plus" contract), it is basically similar to the Contract described in the Prospectus except as specifically indicated in "APPENDIX A. DIFFERENCES UNDER THE EXECANNUITY PLUS VARIABLE ANNUITY (FORM A3018-94)."

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under the Contract, expenses of the Sub-Accounts, and expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "C. Premium Taxes."

CONTRACT CHARGES:

                                                                  YEARS FROM
                                                                DATE OF PAYMENT   CHARGE
                                                                ---------------  ---------
CONTINGENT DEFERRED SALES CHARGE:
This charge may be assessed upon surrender, withdrawal or             0-2          8.0%
annuitization under any commutable period certain option or a          3           7.0%
non-commutable period certain option of less than ten years.           4           6.0%
The charge is a percentage of payments applied to the amount           5           5.0%
surrendered (in excess of any amount that is free of surrender         6           4.0%
charge) within the indicated time period.                              7           3.0%
                                                                       8           2.0%
                                                                       9           1.0%
                                                                  More than 9       0%

TRANSFER CHARGE:
The Company currently makes no charge for processing transfers                     None
and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

CONTRACT FEE:
The fee is deducted annually and upon surrender prior to the                        $30
Annuity Date when Accumulated Value is less than $50,000.The fee is waived for Contracts issued to and maintained by the
trustee of a 401(k) plan.

SUB-ACCOUNT EXPENSES:
(on annual basis as percentage of average daily net assets)
Mortality and Expense Risk Charge:                                                 1.25%
Administrative Expense Charge:                                                     0.20%
                                                                                 ---------
Total Asset Charge:                                                                1.45%

UNDERLYING FUND EXPENSES:

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.


                                                                                            OTHER FUND
                                                                                          EXPENSES (AFTER
                                                                         MANAGEMENT       ANY APPLICABLE       TOTAL FUND
UNDERLYING FUND                                                              FEE          REIMBURSEMENTS)       EXPENSES
---------------------------------------------------------------------  ---------------  -------------------  --------------
Select International Equity Fund.....................................         1.00%            0.23%*             1.23%***
DGPF International Equity Series.....................................         0.64%            0.16%**            0.80%
Fidelity VIP Overseas Portfolio......................................         0.76%            0.17%              0.93%****
T. Rowe Price International Stock Portfolio..........................         1.05%            0.00%              1.05%
Select Aggressive Growth Fund........................................         1.00%            0.08%*             1.08%
Select Capital Appreciation Fund.....................................         1.00%            0.13%*             1.13%
Small-Mid Cap Value Fund.............................................         0.85%            0.12%*             0.97%
Select Growth Fund...................................................         0.85%            0.08%*             0.93%***
Growth Fund..........................................................         0.44%            0.07%*             0.51%
Fidelity VIP Growth Portfolio........................................         0.61%            0.08%              0.69%****
Equity Index Fund....................................................         0.32%            0.14%*             0.46%
Select Growth and Income Fund........................................         0.75%            0.08%*             0.83%***
Fidelity VIP Equity-Income Portfolio.................................         0.51%            0.07%              0.68%****
Fidelity VIP II Asset Manager Portfolio..............................         0.64%            0.10%              0.74%****
Fidelity VIP High Income Portfolio...................................         0.59%            0.12%              0.71%
Investment Grade Income Fund.........................................         0.40%            0.14%*             0.52%
Government Bond Fund.................................................         0.50%            0.16%*             0.66%
Money Market Fund....................................................         0.28%            0.06%*             0.34%


* Under the Management Agreement with the Trust, Allmerica Investment Management Company, Inc. ("Allmerica Investment") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Small-Mid Cap Value Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Investment Grade Income Fund, and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind Allmerica Investment to declare future expense limitations with respect to these funds.

** Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to waive its management fee and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the corresponding net assets. This waiver has been in effect from the commencement of the public offering for the Series and has been extended through June 30, 1997. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been 0.99%.

*** These funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.


**** A portion of the brokerage commissions that certain funds pay was used to reduce the portfolio expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.92% for Fidelity VIP Overseas Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.56% for Fidelity VIP Equity-Income Portfolio and 0.73% for Fidelity VIP II Asset Manager Portfolio.

EXAMPLES. The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the Securities and Exchange Commission (the "SEC"). Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

(1) If, at the end of the applicable period, you surrender the Contract or annuitize* under a commutable variable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

FUND                                                                       1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------  -----------  -----------  -----------  -------------
Select International Equity Fund.......................................   $     102    $     154    $     198     $     313
DGPF International Equity Series.......................................   $      98    $     142    $     177     $     271
Fidelity VIP Overseas Portfolio........................................   $      99    $     146    $     183     $     284
T. Rowe Price International Stock Portfolio............................   $     100    $     149    $     189     $     295
Select Aggressive Growth Fund..........................................   $     101    $     150    $     191     $     298
Select Capital Appreciation Fund.......................................   $     101    $     151    $     193     $     303
Small-Mid Cap Value Fund...............................................   $      99    $     147    $     185     $     288
Select Growth Fund.....................................................   $      99    $     146    $     183     $     284
Growth Fund............................................................   $      95    $     134    $     162     $     241
Fidelity VIP Growth Portfolio..........................................   $      97    $     139    $     171     $     260
Equity Index Fund......................................................   $      95    $     132    $     159     $     236
Select Growth and Income Fund..........................................   $      98    $     143    $     178     $     274
Fidelity Equity-Income Portfolio.......................................   $      97    $     139    $     170     $     258
Fidelity VIP II Asset ManagerPortfolio.................................   $      97    $     140    $     174     $     265
Fidelity VIP High Income Portfolio.....................................   $      97    $     140    $     172     $     262
Investment Grade Income Fund...........................................   $      95    $     134    $     162     $     242
Government Bond Fund...................................................   $      97    $     138    $     169     $     256
Money Market Fund......................................................   $      94    $     129    $     153     $     223

(2) If you annuitize* under a life option or any non-commutable period certain option of ten years or more at the end of the applicable time period or if you do NOT surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

FUND                                                                       1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------  -----------  -----------  -----------  -------------
Select International Equity Fund.......................................   $      28    $      87    $     148     $     313
DGPF International Equity Series.......................................   $      24    $      74    $     127     $     271
Fidelity VIP Overseas Portfolio........................................   $      25    $      78    $     133     $     284
T. Rowe Price International Stock Portfolio............................   $      27    $      81    $     139     $     295
Select Aggressive Growth Fund..........................................   $      27    $      82    $     141     $     298
Select Capital Appreciation Fund.......................................   $      27    $      84    $     143     $     303
Small-Mid Cap Value Fund...............................................   $      26    $      79    $     135     $     288
Select Growth Fund.....................................................   $      25    $      78    $     133     $     284
Growth Fund............................................................   $      21    $      65    $     112     $     241
Fidelity VIP Growth Portfolio..........................................   $      23    $      71    $     121     $     260
Equity Index Fund......................................................   $      21    $      64    $     109     $     236
Select Growth and Income Fund..........................................   $      24    $      75    $     128     $     274
Fidelity Equity-Income Portfolio.......................................   $      23    $      70    $     120     $     258
Fidelity VIP II Asset ManagerPortfolio.................................   $      23    $      72    $     124     $     265
Fidelity VIP High Income Portfolio.....................................   $      23    $      71    $     122     $     262
Investment Grade Income Fund...........................................   $      21    $      65    $     112     $     242
Government Bond Fund...................................................   $      23    $      70    $     119     $     256
Money Market Fund......................................................   $      19    $      60    $     103     $     223

Pursuant to requirements of the Investment Company Act of 1940 (the "1940 Act"), the Contract fee has been reflected in the examples by a method intended to show the "average" impact of the Contract fee on an investment in the Variable Account. The total Contract fees collected under the Contracts by the Company are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.12%, and the amount of the Contract fee is assumed to be $1.20 in the examples. The Contract fee is deducted only when the accumulated value is less than $50,000. Lower costs apply to Contracts originally issued as part of a 401(k) plan.

* The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization in any contract year under an option including a life contingency or under any non-commutable period certain option of ten years or more.


                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-K



SUB-ACCOUNTS                                                                        1996       1995       1994
--------------------------------------------------------------------------------  ---------  ---------  ---------
SELECT INTERNATIONAL EQUITY*
Unit Value:
  Beginning of Period...........................................................      1.128      0.956      1.000
  End of Period.................................................................      1.355      1.128      0.956
Number of Units Outstanding at End of Period (in thousands).....................      5,068      2,093        446

DGPF INTERNATIONAL EQUITY SERIES
Unit Value:
  Beginning of Period...........................................................      1.115      0.993      1.000
  End of Period.................................................................      1.319      1.115      0.993
Number of Units Outstanding at End of Period (in thousands).....................      2,023      1,304        667

FIDELITY VIP OVERSEAS PORTFOLIO
Unit Value:
  Beginning of Period...........................................................      1.058      0.978      1.000
  End of Period.................................................................      1.180      1.058      0.978
Number of Units Outstanding at End of Period (in thousands).....................      3,114      2,804      1,697

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO**
Unit Value:
  Beginning of Period...........................................................      1.064      1.000        N/A
  End of Period.................................................................      1.203      1.064        N/A
Number of Units Outstanding at End of Period (in thousands).....................      2,506        542        N/A

SELECT AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period...........................................................      1.335      1.023      1.000
  End of Period.................................................................      1.560      1.335      1.023
Number of Units Outstanding at End of Period (in thousands).....................      5,681      2,907      1,211

SELECT CAPITAL APPRECIATION FUND**
Unit Value:
  Beginning of Period...........................................................      1.115      1.000        N/A
  End of Period.................................................................      1.482      1.115        N/A
Number of Units Outstanding at End of Period (in thousands).....................      3,849      1,069        N/A

SUB-ACCOUNTS                                                                        1996       1995       1994
--------------------------------------------------------------------------------  ---------  ---------  ---------
SMALL-MID CAP VALUE FUND
Unit Value:
  Beginning of Period...........................................................      1.131      0.975      1.000
  End of Period.................................................................      1.433      1.131      0.975
Number of Units Outstanding at End of Period (in thousands).....................      3,037      1,614        795

SELECT GROWTH FUND
Unit Value:
  Beginning of Period...........................................................      1.229      1.057      1.000
  End of Period.................................................................      1.562      1.229      1.057
Number of Units Outstanding at End of Period (in thousands).....................      2,645      1,278        406

GROWTH FUND
Unit Value:
  Beginning of Period...........................................................      1.359      1.037      1.000
  End of Period.................................................................      1.610      1.359      1.037
Number of Units Outstanding at End of Period (in thousands).....................      4,652      2,436        947

FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period...........................................................      1.433      1.073      1.073
  End of Period.................................................................      1.620      1.433      1.073
Number of Units Outstanding at End of Period (in thousands).....................      9,342      4,952      1,944

EQUITY INDEX FUND
Unit Value:
  Beginning of Period...........................................................      1.390      1.035      1.000
  End of Period.................................................................      1.675      1.390      1.035
Number of Units Outstanding at End of Period (in thousands).....................      2,417        947        189

SELECT GROWTH AND INCOME FUND
Unit Value:
  Beginning of Period...........................................................      1.324      1.030      1.000
  End of Period.................................................................      1.582      1.324      1.030
Number of Units Outstanding at End of Period (in thousands).....................      3,759      2,173        832

FIDELITY VIP EQUITY-INCOME PORTFOLIO
Unit Value:
  Beginning of Period...........................................................      1.430      1.073      1.000
  End of Period.................................................................      1.610      1.430      1.073
Number of Units Outstanding at End of Period (in thousands).....................      9,957      5,738      2,214

FIDELITY VIP II ASSET MANAGER PORTFOLIO*
Unit Value:
  Beginning of Period...........................................................      1.137      0.985      1.000
  End of Period.................................................................      1.284      1.137      0.985
Number of Units Outstanding at End of Period (in thousands).....................      2,735      2,025      1,240

FIDELITY VIP HIGH INCOME PORTFOLIO
Unit Value:
  Beginning of Period...........................................................      1.184      0.995      1.000
  End of Period.................................................................      1.330      1.184      0.995
Number of Units Outstanding at End of Period (in thousands).....................      5,635      2,530        985

SUB-ACCOUNTS                                                                        1996       1995       1994
--------------------------------------------------------------------------------  ---------  ---------  ---------
INVESTMENT GRADE INCOME FUND
Unit Value:
  Beginning of Period...........................................................      1.151      0.990      1.000
  End of Period.................................................................      1.174      1.151      0.990
Number of Units Outstanding at End of Period (in thousands).....................      2,854      1,677      1,677

GOVERNMENT BOND FUND
Unit Value:
  Beginning of Period...........................................................      1.113      0.998      1.000
  End of Period.................................................................      1.136      1.113      0.998
Number of Units Outstanding at End of Period (in thousands).....................      1,629      1,098        363

MONEY MARKET FUND
Unit Value:
  Beginning of Period...........................................................      1.064      1.020      1.000
  End of Period.................................................................      1.105      1.064      1.020
Number of Units Outstanding at End of Period (in thousands).....................      7,379      4,194      1,837


*          Inception date of Sub-Accounts: 5/01/94
**         Inception date of Sub-Accounts: 4/28/95

                            PERFORMANCE INFORMATION


The Contract was first offered to the public in 1997. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in TABLE 1) assuming that the Contract is surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.


The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage of the investment.

The "yield" of the Sub-Account investing in the Money Market Fund of the Trust refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Sub-Account's asset charges. The total return figures also reflect the $30 annual Contract fee and the contingent deferred sales load which would be assessed if the investment were completely withdrawn at the end of the specified period.

The Company also may advertise supplemental total return performance information. Supplemental total return refers to the total of the income generated by an investment in the Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the Sub-Account's annual asset charges, and expressed as a percentage of the investment. Because it is assumed that the investment is NOT withdrawn at the end of the specified period, the contingent deferred sales charge is NOT included in the calculation of supplemental total return. (See TABLE 2)

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE 1
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                                FOR YEAR                    10 YEARS OR
                                                                                 ENDED:                        SINCE
NAME OF UNDERLYING FUND                                                         12/31/96      5 YEARS       INCEPTION*
----------------------------------------------------------------------------  ------------  ------------  ---------------
Select International Equity Fund............................................       12.07%          N/A           9.70%
DGPF International Equity Series............................................       10.18%          N/A           9.82%
Fidelity VIP Overseas Portfolio.............................................        3.46%         6.71%          6.19%
T. Rowe Price International Stock Portfolio.................................        4.90%          N/A           5.97%
Select Aggressive Growth Fund...............................................        8.72%          N/A          17.25%
Select Capital Appreciation Fund............................................       -0.61%          N/A          22.25%
Small-Mid Cap Value Fund....................................................       18.57%          N/A          11.88%
Select Growth Fund..........................................................       12.14%          N/A          10.08%
Growth Fund.................................................................       10.34%        10.47%         13.00%
Fidelity VIP Growth Portfolio...............................................        4.93%        12.81%         13.36%
Equity Index Fund...........................................................       12.42%        12.24%         15.71%
Select Growth and Income Fund...............................................       11.40%          N/A          11.22%
Fidelity VIP Equity-Income Portfolio........................................        4.51%        15.63%         11.97%
Fidelity VIP II Asset Manager Portfolio.....................................        4.83%         8.54%          9.80%
Fidelity VIP High Income Portfolio..........................................        4.27%        12.60%          9.38%
Investment Grade Income Fund................................................       -5.41%         4.81%          6.62%
Government Bond Fund........................................................       -5.45%         3.05%          4.63%
Money Market Fund...........................................................       -3.77%         1.86%          4.21%

                                    TABLE 2
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                                                FOR YEAR                    10 YEARS OR
                                                                                 ENDED                         SINCE
NAME OF UNDERLYING FUND                                                         12/31/96      5 YEARS       INCEPTION*
----------------------------------------------------------------------------  ------------  ------------  ---------------
Select International Equity Fund............................................       20.07%          N/A          11.91%
DGPF International Equity Series............................................       18.18%          N/A          10.70%
Fidelity VIP Overseas Portfolio.............................................       11.46%         7.46%          6.19%
T. Rowe Price International Stock Portfolio.................................       12.90%          N/A           8.22%
Select Aggressive Growth Fund...............................................       16.72%          N/A          17.91%
Select Capital Appreciation Fund............................................        7.11%          N/A          26.36%
Small-Mid Cap Value Fund....................................................       26.57%          N/A          13.07%
Select Growth Fund..........................................................       20.14%          N/A          10.89%
Growth Fund.................................................................       18.34%        11.13%         13.00%
Fidelity VIP Growth Portfolio...............................................       12.93%        13.42%         13.36%
Equity Index Fund...........................................................       20.42%        12.86%         15.93%
Select Growth and Income Fund...............................................       19.40%          N/A          12.01%
Fidelity VIP Equity-Income Portfolio........................................       12.51%        16.19%         11.97%
Fidelity VIP II Asset Manager Portfolio.....................................       12.83%         9.52%          9.95%
Fidelity VIP High Income Portfolio..........................................       12.27%        13.21%          9.38%
Investment Grade Income Fund................................................        1.93%         5.62%          6.62%
Government Bond Fund........................................................        1.89%         3.92%          5.24%
Money Market Fund...........................................................        3.71%         2.77%          4.21%

* The inception dates of the Underlying Funds are: 4/29/85 for Growth Fund, Investment Grade Income Fund and Money Market Fund; 9/28/90 for Equity Index Fund; 8/26/91 for Government Bond Fund; 8/21/92 for Select Aggressive Growth Fund, Select Growth Fund, Select Growth and Income Fund; 4/30/93 for Small-Mid Cap Value Fund 5/01/94 for Select International Equity Fund; 4/28/95 for Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income Portfolio and Fidelity VIP Growth Portfolio; 9/19/85 for Fidelity VIP High Income Portfolio; 1/28/87 for Fidelity VIP Overseas Portfolio; 9/06/89 for Fidelity VIP II Asset Manager Portfolio; 10/29/92 for DGPF International Equity Series; 3/31/94 for the T. Rowe Price International Stock Portfolio.

          DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE TRUST,
             FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF


THE COMPANY. The Company, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and formerly known as State Mutual Life Assurance Company of America, converted to a stock life insurance company on October 16, 1995, and adopted its present name. The Company is the fifth oldest life insurance company in America. As of December 31, 1996, the Company and its subsidiaries had over $13.3 billion in combined assets, and over $45.3 billion in life insurance in force.


The Company's principal office is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000 ("Principal Office"). The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies, to regulation by the Commissioner of Insurance of Massachusetts, and to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

THE VARIABLE ACCOUNT. The Variable Account is a separate investment account of the Company referred to as Separate Account VA-K. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. There are 18 Sub-Accounts available under the Contracts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.


The Variable Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Variable Account meets the definition of a "separate account" under federal securities law and is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve the supervision by the SEC of management or investment practices or policies of the Variable Account or the Company.


The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust ("Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act.

The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Eleven investment portfolios of the Trust are currently available under the Contract, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

Allmerica Investment Management Company, Inc. ("Allmerica Investment") serves as investment adviser of the Trust. Allmerica Investment has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND. Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Contract:

Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP as part of their operating expenses pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP AND Fidelity VIP II."

VARIABLE INSURANCE PRODUCTS FUND II. Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above) is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contracts: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance contracts. One investment portfolio ("Series") is available under the Contract, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SMALL-MID CAP VALUE FUND -- The Small-Mid Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S & P 500.


FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.


FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating. See the Fidelity VIP prospectus.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If there is a material change in the investment policy of a Fund, the Owner will be notified of the change. If the Owner has accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST. The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an agreement ("Management Agreement") with Allmerica Investment Management Company, Inc. ("Manager") to handle the day-to-day affairs of the Trust. The Manager, subject to review by the Trustees, is responsible for the general management of the Funds. The Manager also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.

Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

For providing its services under the Management Agreement, the Manager will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


     Select International Equity Fund                 *               1.00%

     Select Aggressive Growth Fund                    *               1.00%

     Select Capital Appreciation Fund                 *               1.00%

     Small-Mid Cap Value Fund                First $100 million       1.00%
                                             $100 - 250 million       0.85%
                                             $250 - $500 million      0.80%
                                             $500 - $750 million      0.75%
                                             Over $750 million        0.70%

     Select Growth Fund                               *               0.85%

     Growth Fund                             First $50 million        0.60%
                                             $50 - 250 million        0.50%
                                             Over $250 million        0.35%

     Equity Index Fund                       First $50 million        0.35%
                                             $50 - 250 million        0.30%
                                             Over $250 million        0.25%

     Select Growth and Income Fund                    *               0.75%

     Investment Grade Income Fund            First $50 million        0.50%
                                             $50 - 250 million        0.35%
                                             Over $250 million        0.25%

     Government Bond Fund                             *               0.50%

     Money Market Fund                       First $50 million        0.35%
                                             $50 - 250 million        0.25%
                                             Over $250 million        0.20%


* For the Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, and Select Growth and Income Fund, each rate applicable to the Manager does not vary according to the level of assets in the Fund.

The Manager's fee, computed for each Fund, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, the Manager has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. The Manager is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. Allmerica Asset Management, Inc., the Sub-Adviser for the Equity Index Fund, the Investment Grade Fund, the Government Bond Fund and the Money Market Fund, is an indirect wholly owned subsidiary of AFC and an affiliate of the Company.

The Sub-Advisers and the fees they receive from the Manager (computed daily at an annual rate based on the average daily net asset value of each Fund), are as follows:


SUB-ADVISER                                               FUND                      NET ASSET VALUE        RATE
----------------------------------------  ------------------------------------  -----------------------  ---------
Bank of Ireland Asset Management          Select International Equity Fund      First $50 million          0.45%
  (U.S.) Limited                                                                Next $50 million           0.40%
                                                                                Over $100 million          0.30%

Nicholas-Applegate Capital Management,    Select Aggressive Growth Fund                   **               0.60%
  L.P.

Janus Capital Corporation                 Select Capital Appreciation Fund      First $100 million         0.60%
                                                                                Over $100 million          0.55%

CRM Advisors, LLC                         Small-Mid Cap Value Fund              First $100 million         0.60%
                                                                                $100 - $250 million        0.50%
                                                                                $250 - $500 million        0.40%
                                                                                $500 - $750 million        0.375%
                                                                                Over $750 million          0.35%

Putnam Investment                         Select Growth Fund                    First $50 million          0.50%
  Management, Inc.                                                              $50 - $150 million         0.45%
                                                                                $150 - $250 million        0.35%
                                                                                $250 - $350 million        0.30%
                                                                                Over $350 million          0.25%

Miller, Anderson & Sherrerd, LLP          Growth Fund                                      *                 *

Allmerica Asset Management, Inc.          Equity Index Fund                               **               0.10%

John A. Levin & Co., Inc.                 Select Growth and Income Fund         First $100 million         0.40%
                                                                                Next $200 million          0.25%
                                                                                Over $300 million          0.30%

Allmerica Asset Management, Inc.          Investment Grade Income Fund                    **               0.20%

Allmerica Asset Management, Inc.          Government Bond Fund                            **               0.20%

Allmerica Asset Management, Inc.          Money Market Fund                               **               0.10%


* The Manager will pay a fee to Miller, Anderson & Sherrerd LLP based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd LLP, under the following schedule:

  AGGREGATE AVERAGE NET
          ASSETS              RATE
--------------------------  ---------
First $50 million              0.500%
$50 - 100 million              0.375%
$100 - 500 million             0.250%
$500 - 850 million             0.200%
Over $850 million              0.150%

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund,
   Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II. For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectuses of Fidelity VIP and VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The fee rates of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios each are made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.


Investment Advisory Services to T. Rowe Price. The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the
T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.


INVESTMENT ADVISORY SERVICES TO DGPF. Each Series of DGPF pays an investment adviser an annual fee for managing the Portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

                          DESCRIPTION OF THE CONTRACT

A. PAYMENTS.

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.

The initial net payment will be credited to the Contract as of the date that all issue requirements are properly met. If all issue requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $600. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Money Market Fund.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. However, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Money Market Fund until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. RIGHT TO REVOKE CONTRACT.

An Owner may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for revocation to be effective.

Within seven days, the Company will provide a refund equal to the greater of (1) gross payments, or (2) any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of amounts allocated o the Sub-Accounts, plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. TRANSFER PRIVILEGE.

Prior to the Annuity Date, the Owner may transfer amounts among available accounts at any time upon written or telephone request to the Company. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Fund.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Money Market Fund, the Government Bond Fund or the Fixed Account (the "source account") to one or more Underlying Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

The Company reserves the right to limit the number of Funds that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

D. SURRENDER.

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive an amount equal to the Surrender Value. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only a Contract under which a commutable period certain option has been elected may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax- Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

E. WITHDRAWALS.

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit a signed, written request for withdrawal, satisfactory to the Company, to the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "D. Surrender."

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."


SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the 16th day following the issue date or the date selected by the Owner, if later. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one), and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner also may elect to receive distributions under an LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. LED distributions will cease automatically on the Annuitant's latest alternative Annuity Date. At that time, an annuity payout must be elected.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General."

F. DEATH BENEFIT.

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided in "G. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (1) the Accumulated Value under the Contract increased for any positive Market Value Adjustment; (2) gross payments reduced proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (3) the highest Accumulated Value that would have been payable as a death benefit on any Contract anniversary, increased for subsequent payments received since that date and reduced proportionately to reflect withdrawals after that date.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

  (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

  (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

G. THE SPOUSE OF THE OWNER AS BENEFICIARY.

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Money Market Fund. This value never will be subject to a surrender charge when withdrawn. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

H. ASSIGNMENT.

The Contract, other than those sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.


For important tax liability which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."


I. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the new Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code (the "Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the accounts selected.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See "APPENDIX A. MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity payout, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.


The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity options selected does not produce an initial payment which meet this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "J Description of Variable Annuity Payout Options."


If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

J. DESCRIPTION OF VARIABLE ANNUITY OPTIONS.

The Company provides the variable annuity options described below. Currently, variable annuity options may be funded through the Sub-Accounts investing in the Select Growth and Income Fund, the Equity Index Fund, the Growth Fund and the Money Market Fund.

The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable options may be selected in combination with any of the fixed options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

  Where:  (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

          (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30, and may be commutable or non-commutable. A commutable option provides the Annuitant with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a non-commutable period certain option, the Annuitant may not request a lump sum payment. See "ANNUITY BENEFIT PAYMENT" in the SAI.

It should be noted that the period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

K. ANNUITY BENEFIT PAYMENTS.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.


The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life contingency options and non-commutable period certain options of ten or more years (six or more years under New York contracts), the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years (six years under New York contracts), the value is the Surrender Value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983(a) Individual Mortality Table on rates.


The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "M. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years, the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. After the first benefit payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

For an illustration of a variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

L. NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

M. COMPUTATION OF VALUES.

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

  (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

  (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

  (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

  (4) is an administrative charge of 0.20% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF.

A. VARIABLE ACCOUNT DEDUCTIONS.

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation phase and the annuity phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (see B. below) and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectus and SAI for the Fund contains additional information concerning expenses of the Underlying Funds.

B. CONTRACT FEE.

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $50,000. The Contract fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.


Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the class of "eligible persons" as defined in the "Reduction or Elimination of Surrender Charge" provision below.


C. PREMIUM TAXES.

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

  1. if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

  2. the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D. CONTINGENT DEFERRED SALES CHARGE.

No charge for sales expense is deducted from payments at the time the payments are made. A contingent deferred sales charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the nine years preceding the date of the surrender; (2) Old Payments -- accumulated payments not defined as New Payments; and (3) Earnings -- the amount of Contract value in excess of all payments that have not been withdrawn previously. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from accumulated earnings, then from the withdrawal without surrender charge amount, if greater than earnings; then from Old Payments, and then from New Payments. Earnings and any excess withdrawal without surrender charge amount, if applicable, followed by Old Payments may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The contingent deferred sales charges are as follows:

  YEARS FROM      CHARGE AS PERCENTAGE OF
   DATE OF                  NEW
   PAYMENT          PAYMENTS WITHDRAWN
--------------  ---------------------------
 less than 2                8%
      3                     7%
      4                     6%
      5                     5%
      6                     4%
      7                     3%
      8                     2%
      9                     1%
  Thereafter                0%


The amount withdrawn equals the amount requested by the Owner plus the contingent deferred sales charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total contingent deferred sales charge exceed a maximum limit of 8.0% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, withdrawals and annuitization.



REDUCTION OR ELIMINATION OF SURRENDER CHARGE. Except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date of the Contract and remains confined there until the later of one year after the issue date or 90 consecutive days; (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract; or (3) physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.


For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of three situations discussed above, no additional payments under the Contract will be accepted unless required by state law.


In addition, from time to time the Company may allow a reduction in or elimination of the contingent deferred sales charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:
(1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received, and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to registered representatives, selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent deferred sales charge, and/or credit additional amounts on contracts, where either the Owner or the Annuitant on the date of issue is within the following class of individuals ("eligible persons"): (1) any employee of the Company located at its home office or at off-site locations if such employees are on the Company's home office payroll; (2) any director of the Company; (3) any retiree who elected to retire on his/her retirement date; (4) the immediate family members of those persons identified in (1) through (3) above residing in the same household; and (5) any beneficiary who receives a death benefit under a deceased employees or retiree's progress sharing plan. For purposes of the above class of individuals, "the Company" includes affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date as defined in the Company's pension plan or any successor plan, and "progress sharing" means the First Allmerica Financial Life Insurance Company Employee's Matched Savings Plan or any successor plan.

Finally, contingent deferred sales charges will be waived under a Section 403(b) Contract where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charge is modified to effect certain exchanges of existing annuity contracts issued by the Company or its affiliates for the Contract. See "EXCHANGE OFFER" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is: 10% of the Accumulated Value as of the Valuation Date the Company
              receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no contingent deferred sales charge was applied; and

Where (3) is: The amount calculated under the Company's life expectancy distribution option (see "Life Expectancy Distributions") whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge of $1,530 which is equal to the greatest of:

  (1) Cumulative Earnings ($1,000);

  (2) 10% of Accumulated Value ($1,500); or

  (3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in first-out ("LIFO") basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New Payments, the Contract fee and any applicable tax withholding, and adjusted for any applicable Market

Value Adjustment. Subject to the same rules applicable to withdrawals, the Company will not assess a contingent deferred sales charge on an amount equal to the greater of the Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "D. Surrender" and "E. Withdrawals" under "DESCRIPTION OF CONTRACT," and see "FEDERAL TAX CONSIDERATIONS"

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more. A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS." If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any contingent deferred sales charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E. TRANSFER CHARGE.

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year. For more information, see "C. Transfer Privilege."

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, the Company will transfer monies out of the renewed Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date. This practice may be discontinued or changed at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "G. Death Benefit." All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:


                            [(1+i)/(1+j)](n/(365))-1


where: i is the Guaranteed Interest Rate expressed as a decimal (for example 3%
       = 0.03) being credited to the current Guarantee Period;

       j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

       n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "D. Surrender" and "E. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a contingent deferred sales charge applies to the withdrawal, it will be calculated as set forth under "D. Contingent Deferred Sales Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Funds of the Trust, the Portfolios of Fidelity VIP and VIP II, the Portfolio of
T. Rowe Price and the Series of DGPF will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A. QUALIFIED AND NON-QUALIFIED CONTRACTS.

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B. TAXATION OF THE CONTRACTS IN GENERAL.

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Non-Natural Owner" below), be considered an annuity contract under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified Contract made to an employee who has terminated employment after reaching age 55.



In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.


ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non-natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING.

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to Owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contracts to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Individual Retirement Annuity."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.


TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax-exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.


Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including Accumulation Unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)


Loans are available to Owners of TSA Contracts (i.e., Contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.


Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Money Market Fund.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Funds no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may endorse the Contracts to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to:
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class; (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law; (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act; (4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account; (5) to change the methodology for determining the net investment factor; and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

The Contracts offered by this Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities and Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is also the principal underwriter and distributor and is an indirect wholly owned subsidiary of the Company. The Contract also may be purchased from certain independent broker-dealers which are NASD members.


The Company pays commissions, not to exceed 5.0% of payments, to registered representatives of Allmerica Investments, Inc. Managers who supervise the agents will receive overriding commissions ranging up to no more than 2% of payments.


The Company intends to recoup commissions and other sales expenses through a combination of anticipated contingent deferred sales charges and profits from the Company's General Account. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any contingent deferred sales charges assessed on the Contract will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

Owners may direct any inquiries to their financial representative or to Annuity Client Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-533-7881.


                                    SERVICES



The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other underlying Funds.


                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.


The Fixed Account part of the Company's General Account and is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contracts, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.


If a Contract is surrendered, or if an amount in excess of the Withdrawal without Surrender Charge is withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least nine full Contract years.

                                   APPENDIX B

               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

           HYPOTHETICAL      WITHDRAWAL       SURRENDER
CONTRACT    ACCUMULATED   WITHOUT SURRENDER    CHARGE     SURRENDER
  YEAR         VALUE        CHARGE AMOUNT    PERCENTAGE     CHARGE
---------  -------------  -----------------  -----------  ----------
    1      $   54,000.00    $    5,400.00            8%   $ 3,888.00
    2          58,320.00         8,320.00            8%     4,000.00
    3          62,985.60        12,985.60            7%     3,500.00
    4          68,024.45        18,024.45            6%     3,000.00
    5          73,466.40        23,466.40            5%     2,500.00
    6          79,343.72        29,343.72            4%     2,000.00
    7          85,691.21        35,691.21            3%     1,500.00
    8          92,546.51        42,546.51            2%     1,000.00
    9          99,950.23        49,950.23            1%       500.00
   10         107,946.25        57,946.25            0%         0.00

WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Value.

           HYPOTHETICAL                   WITHDRAWAL       SURRENDER
CONTRACT   ACCUMULATED                 WITHOUT SURRENDER    CHARGE      SURRENDER
  YEAR        VALUE      WITHDRAWALS     CHARGE AMOUNT    PERCENTAGE     CHARGE
---------  ------------  ------------  -----------------  -----------  -----------
    1      $  54,000.00  $       0.00    $    5,400.00            8%    $    0.00
    2         58,320.00          0.00         8,320.00            8%         0.00
    3         62,985.60          0.00        12,985.60            7%         0.00
    4         68,024.45     30,000.00        18,024.45            6%       718.53
    5         41,066.40     10,000.00         4,106.68            5%       294.67
    6         33,551.72      5,000.00         3,355.17            4%        65.79
    7         30,835.85     10,000.00         3,083.59            3%       207.49
    8         22,502.72     15,000.00         2,250.27            2%       254.99
    9          8,102.94          0.00           810.29            1%         0.00
   10          8,751.17          0.00         1,248.45            0%         0.00

PART 2: MARKET VALUE ADJUSTMENT


The market value factor is: [(1+i)/(1+j)]n/(365) - 1


The following examples assume:

  1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

  2.  The date of surrender is seven years (2555 days) from the expiration date.

  3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

  4. No transfers of withdrawals affecting this Guarantee Period Account have been made.

  5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10


The market value factor = [(1+i)/(1+j)]n/(365) - 1
                    = [(1+.08)/(1+.10)](2555/365) - 1
                    = (.98182)(7) - 1
                    = -.12054


The market value adjustment = the market value factor multiplied by the withdrawal
                         = -.12054 X $62,985.60
                         = -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07


The market value factor = [(1+i)/(1+j)]n/(365) - 1
                    = [(1+.08)/(1+.07)](2555/365) - 1
                    = (1.0093)(7) - 1
                    = .06694


The market value adjustment = the market value factor multiplied by the withdrawal
                         = .06694 X $62,985.60
                         = $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


The market value factor = [(1+i)/(1+j)]n/(365) - 1
                    = [(1+.08)/(1+.11)](2555/365) - 1
                    = (.97297)(7) - 1
                    = -.17454


The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%
                         = Minimum (-.17454 X $62,985.60 or -$8,349.25)
                         = Minimum (-$10,993.51 or -$8,349.25)
                         = -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06


The market value factor = [(1+i)/(1+j)]n/(365) - 1
                    = [(1+.08)/(1+.06)](2555/365) - 1
                    = (1.01887)(7) - 1
                    = .13981


The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over 3%
                         = Minimum of .13981 x $62,985.60 or $8,349.25)
                         = Minimum of $8,806.02 or $8,349.25)
                         = $8,349.25

                                   APPENDIX C

            DIFFERENCES UNDER THE EXECANNUITY PLUS VARIABLE ANNUITY

                                (FORM A3018-94)

1. The Guarantee Period Accounts are not available under Form A3018.1-94 or A3018.44-94 (referred to collectively as Form 3018-94). Note: the Guarantee Period Accounts are not available in New York under either A3018-94 or A3025-96GRC.

2. The waiver of surrender charge offered under the Allmerica Advantage Contract (Form A3025-96GRC) for disability prior to age 65, fatal illness or confinement to a medical care facility is not available under A3018-94. Note: this feature is also not available in New York under A3025-96GRC.

3. The Owner, if a natural person, and the Annuitant must be the same under Form A3018-94 and joint Owners are not permitted. Under A3025-96, the Owner and the Annuitant may be different and joint Owners are permitted if one of the two joint Owners is also the Annuitant.

4. The death benefit under A3018-94 that is payable upon the death of the Owner/Annuitant is "stepped up" every fifth year rather than annually. Stated another way, the highest accumulated value on any fifth year anniversary is locked in rather than the highest accumulated value on any policy anniversary. In addition, under the death benefit in 3018-94, gross payments are simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the total gross payments. Under A3025-96, gross payments are reduced proportionately by withdrawals (in the same proportion that the Accumulated Value is reduced by the withdrawal.)

5. A3018-94 allows the Owner, in each calendar year, to withdraw without a surrender charge the greater of (1) 10% of the Accumulated Value as of December 31 of the prior calendar year (in the first calendar, the amount is 10% of gross payments), and (2) the life expectancy distribution. The Withdrawal Without Surrender Charge amount is deducted first from Old Payments, then from New Payments in the order that such payments were received pursuant to the FIFO (first-in-first-out) method of accounting.

6. If you surrender Form A3018.94 or annuitize under a period certain option at the end of one, three or five year, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets would average a few dollars less than shown in the expense examples under "ANNUAL AND TRANSACTION EXPENSES."

7.  The following transfer provision applies to Form A3018-94:


   At any time prior to the Annuity Date, subject to the Company's current rules, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Accounts to the General Account. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer request. The Company will make transfers pursuant to a written request, or, if a properly completed authorization, is on file pursuant to a telephone request.


   Except for General Account transfers made under the automatic transfer option (Dollar Cost Averaging), transfers from the General Account will only be permitted if there has been at least a ninety (90) day period since the last transfer from the General Account and the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

   The Company reserves the right to impose limitations on transfers including, but not limited to (1) the minimum amount that may be transferred; (2) the minimum amount that must remain in a Sub-Account following a transfer; (3) the minimum period of time between transfers involving the General Account; and (4) the maximum amount that may be transferred.

   AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING. The Owner may elect automatic transfers of a predetermined amount, not less than $100, on a periodic basis (monthly, bimonthly, or quarterly) from the Money Market Fund or the Government Bond Fund (the "source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General

   Account or, if applicable, the Sub-Account being used as the source account. The General Account also may be used as the source account from which periodic automatic transfers will be made to any of the Sub-Accounts provided that (1) the amount of each monthly transfer cannot exceed 10% of the Policy value in the General Account as of the date of the first transfer; (2) each bimonthly transfer cannot exceed 20% of the Policy value in the General Accounts of the date of the first transfer; and (3) each quarterly transfer cannot exceed 25% of Policy value in the General Account as of the date of the first transfer. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

   The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

   The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer and all subsequent transfers of that request in the same Policy year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge each Policy year. Currently automatic transfers and automatic rebalancing may not be in effect simultaneously.

                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                         FOR

                 INDIVIDUAL VARIABLE ANNUITY CONTRACT FUNDED THROUGH

                                   SUB-ACCOUNTS OF

                                SEPARATE ACCOUNT VA-K

        INVESTING IN SHARES OF ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL
                 SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC.



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE ABOVE SUB-ACCOUNTS OF SEPARATE ACCOUNT VA-K DATED MAY 1, 1997 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653.




                                 DATED:  MAY 1, 1997

                         STATEMENT OF ADDITIONAL INFORMATION

                                   TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY  . . . . . . . . . . . . . . . . . .           2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3

ANNUITY BENEFIT PAYMENTS . . . . . . . . . . . . . . . . . . . . . .           3

EXCHANGE OFFER . . . . . . . . . . . . . . . . . . . . . . . . . . .           4

PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . . . . . .           6

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . .           8


                           GENERAL INFORMATION AND HISTORY

Separate Account VA-K (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") established pursuant to a vote of its Board of Directors on August 20, 1991.
The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653. The Company originally was organized as a mutual life insurance company under the laws of Massachusetts in 1844, and was known as State Mutual Life Assurance Company of America. On October 16, 1995, the Company converted from a mutual life insurance company to a stock life insurance company and adopted its present name. At that time the Company also became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"), 440 Lincoln Street, Worcester, Massachusetts 01653.

Currently, 18 Sub-Accounts of the Variable Account are available under the Contract. Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust (the "Trust"), Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund, Inc. ("DGPF").

The Trust, VIP, VIP II, T. Rowe Price and DGPF are open-end, diversified management investment companies. Eleven different funds of the Trust are available under the Contract: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small-Mid Cap Value Fund. Four of the portfolios of VIP are available under the Contract: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP Overseas Portfolio. One of the portfolios of VIP is available under the Contract: the Fidelity VIP II Asset Manager Portfolio. One portfolio of T. Rowe Price is available under the Contract: the T. Rowe Price International Stock Portfolio. One of the series of DGPF is available under the
Contract: the International Equity Series. Each Fund, Portfolio and Series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks.

                        TAXATION OF THE CONTRACT, THE VARIABLE
                               ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code ("Code") and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets, or existence of Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                       SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and of Separate Account VA-K of the Company as of December 31, 1996 and for the periods indicated, included in this Statement of Additional Information ("SAI") constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                     UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of the Company, and presently is indirectly wholly owned by the Company.

The Contract offered by this Prospectus is offered continuously, and may be purchased from NASD registered representatives of Allmerica Investments and from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

Commissions are paid by the Company to its licensed insurance agents on sales of the Contract. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Registered representatives of Allmerica Investments receive commissions of up to 5% (4% on contracts originally issued as part of a 401(k) plan) of payments. Independent broker-dealers receive commission of 5%, a portion of which is paid to their registered representatives.



The aggregate amounts of commissions paid to representatives of Allmerica Investments, Inc. with respect to sales of the Contract were $2,563,703.47 in 1996, $1,636,106.50 in 1995, and $970,392.07 in 1994.



Commissions are paid by the Company, and do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.



                               ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period. . . . . . . .$1.135000

(2) Value of Assets -- Beginning of Valuation Period . . . . . . . . .$5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses. . . . .$1,675

(4) Adjusted Gross Investment Rate for the Valuation
    Period (3) DIVIDED BY (2). . . . . . . . . . . . . . . . . . . . . .0.000335

(5) Annual Charge (one-day equivalent of 1.45% per annum). . . . . . . .0.000040

(6) Net Investment Rate (4) - (5). . . . . . . . . . . . . . . . . . . .0.000295

(7) Net Investment Factor 1.000000 + (6) . . . . . . . . . . . . . . . .1.000295

(8) Accumulation Unit Value -- Current Period (1) x (7) . . . . . . . $ 1.135335


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the accumulated unit value at the end of the Valuation Period would have been $1.134574.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.


                                    EXCHANGE OFFER

A.  VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of Elective Payment Variable Annuity contracts issued by AFLIAC on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contracts," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single

Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the contingent deferred sales charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract, as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the contingent deferred sales charge computation outlined in the new Contract and Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Exchanged Contract and, in the case of a Single Payment Exchanged Contract, applies the charge for a greater number of years. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.

CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Variable Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any contract year.

DEATH BENEFIT. The Exchanged Contract offer a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, the prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) is no longer a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.


B.  FIXED ANNUITY EXCHANGE OFFER.

This exchange offer also applies to all fixed annuity contracts issued by the Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed and will vary depending on the investment performance of the Funds to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account, and expenses incurred by the Funds. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.

C.  EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE.

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently revoke the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Revoke Individual Retirement Annuity" and "Right to Revoke All Other Contracts," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                               PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under
"PERFORMANCE INFORMATION."   In addition, the Company may provide advertising,
sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that the Underlying Funds have been in existence. The results for any period prior to the Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

     P(1 + T)n = ERV

Where: P = a hypothetical initial payment to the Variable Account of $1,000

       T = average annual total return

       n = number of years

     ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of theperiod. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

           Year From Date of         Charge as Percentage of
       Purchase Payment to Date        New Purchase Payments
           of Withdrawal                    Withdrawn*

                   0-2                          8%
                    3                           7%
                    4                           6%
                    5                           5%
                    6                           4%
                    7                           3%
                    8                           2%
                    9                           1%
               Thereafter                       0%

*Subject to the maximum limit described in the Prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawn without surrender charges, as described in the Prospectus), is not subject to the contingent deferred sales charge.


The calculations of Total Return include the deduction of the $30 annual Contract fee.


SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

     P(1 + T)n = EV

Where: P = a hypothetical initial payment to the Variable Account of $1,000

       T = average annual total return

       n = number of years


      EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.45% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and there is therefore no adjustment for the contingent deferred sales charge that would be applicable if the Contract was surrendered at the end of the period.


The calculations of Supplemental Total Return include the deduction of the $30 annual Contract fee.

YIELD AND EFFECTIVE YIELD -- MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1996:


               Yield                      4.07%
               Effective Yield            4.15%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.45% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

     Effective Yield = [(base period return + 1) (365/7)] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                                 FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for the Sub-Accounts of Separate Account VA-K investing in the Underlying Funds.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in the accompanying notes to the consolidated financial statements, the Company changed its method of accounting for investments (Note 1) and postemployment benefits (Note 11) in 1994.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
February 3, 1997, except as to Notes 1 and 2, which are as of February 19, 1997

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 REVENUES
     Premiums...................................  $2,236.3    $2,222.8    $2,181.8
     Universal life and investment product
      policy fees...............................     197.2       172.4       156.8
     Net investment income......................     669.9       710.1       743.1
     Net realized investment gains..............      66.8        19.1         1.1
     Realized gain on sale of mutual fund
      processing business.......................      --          20.7        --
     Other income...............................     102.7        95.4       112.3
                                                  ---------   ---------   ---------
         Total revenues.........................   3,272.9     3,240.5     3,195.1
                                                  ---------   ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................   1,957.0     2,010.3     2,047.0
     Policy acquisition expenses................     483.5       470.3       475.7
     Other operating expenses...................     483.2       455.0       518.9
                                                  ---------   ---------   ---------
         Total benefits, losses and expenses....   2,923.7     2,935.6     3,041.6
                                                  ---------   ---------   ---------
 Income before federal income taxes.............     349.2       304.9       153.5
                                                  ---------   ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      96.8       119.7        45.4
     Deferred...................................     (15.7)      (37.0)        8.0
                                                  ---------   ---------   ---------
         Total federal income tax expense.......      81.1        82.7        53.4
                                                  ---------   ---------   ---------
 Income before minority interest, extraordinary
  item, and cumulative effect of accounting
  change........................................     268.1       222.2       100.1
 Minority interest..............................     (74.6)      (73.1)      (51.0)
                                                  ---------   ---------   ---------
 Income before extraordinary item and cumulative
  effect of accounting changes..................     193.5       149.1        49.1
 Extraordinary item -- demutualization
  expenses......................................      --         (12.1)       (9.2)
 Cumulative effect of changes in accounting
  principles....................................      --          --          (1.9)
                                                  ---------   ---------   ---------
 Net income.....................................  $  193.5    $  137.0    $   38.0
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31
 (IN MILLIONS)                                                1996         1995
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities--at fair value (amortized cost of
      $7,279.1 and $7,467.9).............................  $ 7,461.5    $ 7,739.3
     Equity securities--at fair value (cost of $327.9 and
      $410.6)............................................      473.1        517.2
     Mortgage loans......................................      650.1        799.5
     Real estate.........................................      120.7        179.6
     Policy loans........................................      132.4        123.2
     Other long-term investments.........................      128.8         71.9
                                                           ----------   ----------
         Total investments...............................    8,966.6      9,430.7
                                                           ----------   ----------
   Cash and cash equivalents.............................      175.9        236.6
   Accrued investment income.............................      148.6        163.0
   Deferred policy acquisition costs.....................      822.7        735.7
                                                           ----------   ----------
   Reinsurance receivables:
     Future policy benefits..............................      102.8         97.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      663.8        799.6
     Unearned premiums...................................       46.2         43.8
     Other...............................................       62.8         58.9
                                                           ----------   ----------
         Total reinsurance receivables...................      875.6        999.4
                                                           ----------   ----------
   Deferred federal income taxes.........................       93.2         81.2
   Premiums, accounts and notes receivable...............      533.0        526.7
   Other assets..........................................      302.2        361.4
   Closed Block assets...................................      811.8        818.9
   Separate account assets...............................    6,233.0      4,348.8
                                                           ----------   ----------
         Total assets....................................  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,613.7    $ 2,639.3
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,944.1      3,081.3
     Unearned premiums...................................      822.5        800.9
     Contractholder deposit funds and other policy
      liabilities........................................    2,060.4      2,737.4
                                                           ----------   ----------
         Total policy liabilities and accruals...........    8,440.7      9,258.9
                                                           ----------   ----------
   Expenses and taxes payable............................      615.3        600.3
   Reinsurance premiums payable..........................       31.4         42.0
   Short-term debt.......................................       38.4         28.0
   Deferred federal income taxes.........................       34.6         47.8
   Long-term debt........................................        2.7          2.8
   Closed Block liabilities..............................      892.1        902.0
   Separate account liabilities..........................    6,227.2      4,337.8
                                                           ----------   ----------
         Total liabilities...............................   16,282.4     15,219.6
                                                           ----------   ----------
   Minority interest.....................................      784.0        758.5
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
    authorized, 500,000 shares issued and outstanding....        5.0          5.0
   Additional paid-in-capital............................      392.4        392.4
   Unrealized appreciation on investments, net...........      131.4        153.0
   Retained earnings.....................................    1,367.4      1,173.9
                                                           ----------   ----------
         Total shareholder's equity......................    1,896.2      1,724.3
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 COMMON STOCK
     Balance at beginning of year...............  $    5.0    $   --      $   --
     Demutualization transaction................      --           5.0        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................       5.0         5.0        --
                                                  ---------   ---------   ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     392.4        --          --
     Contributed from parent....................      --         392.4        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................     392.4       392.4        --
                                                  ---------   ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of year...............   1,173.9     1,071.4     1,033.4
     Net income prior to demutualization........      --          93.2        38.0
                                                  ---------   ---------   ---------
                                                   1,173.9     1,164.6     1,071.4
     Demutualization transaction................      --         (34.5)       --
     Net income subsequent to demutualization...     193.5        43.8        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................   1,367.4     1,173.9     1,071.4
                                                  ---------   ---------   ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............     153.0       (79.0)       17.5
                                                  ---------   ---------   ---------
     Cumulative effect of accounting change:
         Net appreciation on available-for-sale
          debt securities.......................      --          --         296.1
         Provision for deferred federal income
          taxes and minority interest...........      --          --        (149.1)
                                                  ---------   ---------   ---------
                                                      --          --         147.0
                                                  ---------   ---------   ---------
     Effect of transfer of securities from
      held-to-maturity to available-for-sale:
         Net appreciation on available-for-sale
          debt securities.......................      --          22.4        --
         Provision for deferred federal income
          taxes and minority interest...........      --          (9.6)       --
                                                  ---------   ---------   ---------
                                                      --          12.8        --
                                                  ---------   ---------   ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
          available-for-sale securities.........     (35.1)      466.0      (492.1)
         (Provision) benefit for deferred
          federal income taxes..................      11.8      (163.1)      171.9
         Minority interest......................       1.7       (83.7)       76.7
                                                  ---------   ---------   ---------
                                                     (21.6)      219.2      (243.5)
                                                  ---------   ---------   ---------
         Balance at end of year.................     131.4       153.0       (79.0)
                                                  ---------   ---------   ---------
             Total shareholder's equity.........  $1,896.2    $1,724.3    $  992.4
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   193.5    $   137.0    $    38.0
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................       74.6         73.1         50.1
         Net realized gains..................      (66.8)       (39.8)        (1.1)
         Net amortization and depreciation...       44.7         57.7         45.9
         Deferred federal income taxes.......      (15.7)       (37.0)         8.0
         Change in deferred acquisition
        costs................................      (73.9)       (38.4)       (34.6)
         Change in premiums and notes
        receivable, net of reinsurance
        payable..............................      (16.8)       (42.0)       (25.6)
         Change in accrued investment
        income...............................       16.7          7.0          4.6
         Change in policy liabilities and
        accruals, net........................     (184.3)       116.2        175.9
         Change in reinsurance receivable....      123.8        (75.6)       (31.9)
         Change in expenses and taxes
        payable..............................       26.0          7.5         88.0
         Separate account activity, net......        5.2         (0.1)         0.4
         Other, net..........................       38.5        (33.8)        14.0
                                               ----------   ----------   ----------
             Net cash provided by operating
               activities....................      165.5        131.8        331.7
                                               ----------   ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................    3,985.8      2,738.4      2,097.8
     Proceeds from disposals of
      held-to-maturity fixed maturities......       --          271.3        304.4
     Proceeds from disposals of equity
      securities.............................      228.7        120.0        143.9
     Proceeds from disposals of other
      investments............................       99.3         40.5         25.9
     Proceeds from mortgages matured or
      collected..............................      176.9        230.3        256.4
     Purchase of available-for-sale fixed
      maturities.............................   (3,771.1)    (3,273.3)    (2,150.1)
     Purchase of held-to-maturity fixed
      maturities.............................       --           --         (111.6)
     Purchase of equity securities...........      (90.9)      (254.0)      (172.2)
     Purchase of other investments...........     (168.0)       (24.8)       (26.6)
     Proceeds from sale of mutual fund
      processing business....................       --           32.9         --
     Capital expenditures....................      (12.8)       (14.1)       (43.1)
     Other investing activities, net.........        4.3          4.7          2.4
                                               ----------   ----------   ----------
             Net cash provided by (used in)
               provided by investing
               activities....................      452.2       (128.1)       327.2
                                               ----------   ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........      268.7        445.8        786.3
     Withdrawals from contractholder deposit
      funds..................................     (905.0)    (1,069.9)    (1,187.0)
     Change in short-term debt...............       10.4         (4.8)        (6.0)
     Change in long-term debt................       (0.1)         0.2          0.3
     Dividends paid to minority
      shareholders...........................       (3.9)        (4.1)        (4.2)
     Capital contributed from parent.........       --          392.4         --
     Payments for policyholders' membership
      interests..............................       --          (27.9)        --
     Subsidiary treasury stock purchased, at
      cost...................................      (42.0)       (20.9)        --
                                               ----------   ----------   ----------
             Net cash used in financing
               activities....................     (671.9)      (289.2)      (410.6)
                                               ----------   ----------   ----------
 Net change in cash and cash equivalents.....      (54.2)      (285.5)       248.3
 Net change in cash held in the Closed
  Block......................................       (6.5)       (17.6)        --
 Cash and cash equivalents, beginning of
  year.......................................      236.6        539.7        291.4
                                               ----------   ----------   ----------
 Cash and cash equivalents, end of year......  $   175.9    $   236.6    $   539.7
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    18.6    $     4.1    $     4.3
     Income taxes paid.......................  $    72.0    $    90.6    $    46.1

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company", formerly State Mutual Life Assurance Company of America ["State Mutual"]) was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

    The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC", formerly SMA Life Assurance Company), its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C", a 59.5%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1996 and 1995, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts are presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1996 and 1995, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

    Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

    On February 19, 1997, AFC announced a definitive merger agreement under which it would acquire, at consideration of $33.00 per share, all of the shares of Allmerica P&C currently held by the minority stockholders. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

    As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On October 16, 1995, FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

    Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

    If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

    Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). SFAS No. 115 requires that investments be classified into one of three categories; held-to-maturity, available-for-sale, or trading.

    The effect of implementing SFAS No. 115, as of January 1, 1994, was an increase in the carrying value of fixed maturity investments of $335.3 million, a decrease in deferred policy acquisition costs of $20.8 million, an increase in policyholder liabilities of $18.4 million, a net increase in deferred income tax liabilities of $103.7 million, an increase in minority interest of $45.4 million and an increase in shareholder's equity of $147.0 million, which resulted from changing the carrying value of certain fixed maturities from amortized cost to fair value and related adjustments. The implementation had no effect on net income.

    In November 1995, the Financial Accounting Standards Board issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholder's equity of $12.8 million.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

    Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

K.  POLICYHOLDER DIVIDENDS

    Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life insurance policies and individual annuity and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the Open Block. Subsequent to demutualization, the Company ceased issuance of participating policies.

    Prior to demutualization, the participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3% and 6.4% of total life, health and annuity statutory premiums prior to demutualization in 1995 and 1994, respectively. Total policyholders' dividends were $23.3 million and $32.8 million prior to demutualization in 1995 and 1994, respectively.

L.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States federal income tax return.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

    In March 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

N.  RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On February 19, 1997, AFC and Allmerica P&C entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which AFC will acquire all of the outstanding Common Stock, $1.00 par value per share, of Allmerica P&C that it does not already own for consideration consisting of $33.00 per share of Common Stock, subject to adjustment, payable in cash and shares of common stock, par value $0.01 per share, AFC (the "AFC Common Stock"). In addition, a shareholder of Allmerica P&C may elect to receive the consideration in cash, without interest, or in shares of AFC Common Stock, subject to proration as set forth in the Merger Agreement. The maximum number of shares of AFC Common Stock to be issued in the Merger is approximately 9.67 million shares. The acquisition will be accomplished by merging a newly-created, wholly-owned subsidiary of AFC with and into Allmerica P&C (the "Merger"), resulting in Allmerica P&C becoming a wholly-owned subsidiary of AFC. Also, immediately prior to the Merger, Allmerica P&C's Certificate of Incorporation will be amended to authorize a new class of Common Stock, one share of which will be exchanged for each share of Common Stock currently held by SMA Financial Corp., a wholly-owned subsidiary of AFC. The consummation of the Merger is subject to the satisfaction of various conditions, including the approval of regulatory authorities.

    On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million are intended to fund a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to an Agreement and Plan of Merger dated February 19, 1997.

    Pursuant to the plan of reorganization effective October 16, 1995, AFC issued 37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of $21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

    Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995. Additionally, the Company received a non-recurring $3.1 million contingent payment, net of taxes of $1.7 million, in 1996, related to the aforementioned sale.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1996
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  273.6      $  9.3       $  1.6      $  281.3
States and political subdivisions.......   2,236.9        48.5          7.7       2,277.7
Foreign governments.....................     108.0         7.3        --            115.3
Corporate fixed maturities..............   4,277.5       140.3         15.7       4,402.1
Mortgage-backed securities..............     383.1         4.7          2.7         385.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,279.1      $210.1       $ 27.7      $7,461.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  327.9      $148.9       $  3.7      $  473.1
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------


                                                               1995
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  377.0      $ 21.0        --         $  398.0
States and political subdivisions.......   2,110.6        60.7          4.0       2,167.3
Foreign governments.....................      60.6         3.4          0.6          63.4
Corporate fixed maturities..............   4,582.1       200.8         16.4       4,766.5
Mortgage-backed securities..............     337.6         8.6          2.1         344.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,467.9      $294.5       $ 23.1      $7,739.3
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  410.6      $111.7       $  5.1      $  517.2
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. At December 31, 1995, the amortized cost and market value of assets on deposit were $295.0 million and $303.6 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $98.0 million and $82.2 million were on deposit with various state and governmental authorities at December 31, 1996 and 1995, respectively.

    There were no contractual fixed maturity investment commitments at December 31, 1996 and 1995, respectively.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                  1996
                                          --------------------
DECEMBER 31                               AMORTIZED     FAIR
(IN MILLIONS)                               COST       VALUE
----------------------------------------  ---------   --------

Due in one year or less.................  $  567.1    $  570.7
Due after one year through five years...   2,216.4     2,297.2
Due after five years through ten
 years..................................   2,373.1     2,432.0
Due after ten years.....................   2,122.5     2,161.6
                                          ---------   --------
    Total...............................  $7,279.1    $7,461.5
                                          ---------   --------
                                          ---------   --------

    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                 PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31                    VOLUNTARY        GROSS  GROSS
(IN MILLIONS)                                        SALES          GAINS  LOSSES
---------------------------------------------  ------------------   -----  ------

1996

Fixed maturities.............................       $2,432.8        $19.3  $30.5
                                                    --------        -----  ------
Equity securities............................       $  228.1        $56.1  $ 1.3
                                                    --------        -----  ------
1995

Fixed maturities.............................       $1,612.3        $23.7  $33.0
                                                    --------        -----  ------
Equity securities............................       $  122.2        $23.1  $ 6.9
                                                    --------        -----  ------
1994

Fixed maturities.............................       $1,026.2        $12.6  $21.6
                                                    --------        -----  ------
Equity securities............................       $  124.3        $17.4  $ 4.5
                                                    --------        -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
                                                                           SECURITIES
FOR THE YEARS ENDED DECEMBER 31                                 FIXED       AND OTHER
(IN MILLIONS)                                                 MATURITIES       (1)        TOTAL
------------------------------------------------------------  ----------   -----------   -------

1996

Net appreciation, beginning of year.........................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
  Net (depreciation) appreciation on available-for-sale
   fixed maturities.........................................     (94.1)         35.9       (58.2)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............      23.1        --            23.1
  Provision for deferred federal income taxes and minority
   interest.................................................      33.6         (20.1)       13.5
                                                              ----------   -----------   -------
                                                                 (37.4)         15.8       (21.6)
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1995

Net appreciation (depreciation), beginning of year..........    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
Effect of transfer of securities between classifications:
  Net appreciation on available-for-sale fixed maturities...      29.2        --            29.2
  Effect of transfer on deferred policy acquisition costs
   and on policy liabilities................................      (6.8)       --            (6.8)
  Provision for deferred federal income taxes and minority
   interest.................................................      (9.6)       --            (9.6)
                                                              ----------   -----------   -------
                                                                  12.8        --            12.8
                                                              ----------   -----------   -------
Net appreciation on available-for-sale securities...........     465.4          87.5       552.9
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (86.9)                    (86.9)
Provision for deferred federal income taxes and minority
 interest...................................................    (193.2)        (53.6)     (246.8)
                                                              ----------   -----------   -------
                                                                 185.3          33.9       219.2
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1994

Net appreciation, beginning of year.........................    $--           $ 17.5     $  17.5
                                                              ----------   -----------   -------
Cumulative effect of accounting change:
  Net appreciation on available-for-sale fixed maturities...     335.3        --           335.3
  Net depreciation from the effect of accounting change on
   deferred policy acquisition costs and on policy
   liabilities..............................................     (39.2)       --           (39.2)
  Provision for deferred federal income taxes and minority
   interest.................................................    (149.1)       --          (149.1)
                                                              ----------   -----------   -------
                                                                 147.0        --           147.0
                                                              ----------   -----------   -------
Net depreciation on available-for-sale securities...........    (547.9)        (17.4)     (565.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      73.2        --            73.2
Provision for deferred federal income taxes and minority
 interest...................................................     238.3          10.3       248.6
                                                              ----------   -----------   -------
                                                                (236.4)         (7.1)     (243.5)
                                                              ----------   -----------   -------
Net (depreciation) appreciation, end of year................    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

(1) Includes net appreciation on other investments of $0.6 million, 2.2 million, and $0.6 million in 1996, 1995, and 1994, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

    FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Mortgage loans..........................  $650.1  $  799.5
                                          ------  --------
Real estate:
  Held for sale.........................   110.4     168.9
  Held for production of income.........    10.3      10.7
                                          ------  --------
    Total real estate...................   120.7     179.6
                                          ------  --------
Total mortgage loans and real estate....  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    Reserves for mortgage loans were $19.6 million and $33.8 million at December 31, 1996 and 1995, respectively.

    During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million, $26.1 million and $39.2 million, respectively.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $22.1 million, of which $3.1 million related to the Closed Block. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Property type:
  Office building.......................  $317.1  $  435.9
  Residential...........................    95.4     145.3
  Retail................................   177.0     205.6
  Industrial / warehouse................   124.8      93.8
  Other.................................    91.0     151.9
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------
Geographic region:
  South Atlantic........................   227.0  $  281.4
  Pacific...............................   154.4     191.9
  East North Central....................   119.2     118.2
  Middle Atlantic.......................   112.6     148.9
  West South Central....................    41.6      79.7
  New England...........................    50.9      94.9
  Other.................................    99.6     117.5
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $131.9 million; 1998 -- $161.7 million; 1999 -- $99.9 million; 2000 --
$138.0 million; 2001 -- $34.4 million; and $84.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED                                              BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $33.8        $ 5.5       $19.7        $19.6
Real estate..............     19.6        --            4.7         14.9
                             -----      ---------     -----        -----
    Total................    $53.4        $ 5.5       $24.4        $34.5
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1995

Mortgage loans...........    $47.2        $ 1.5       $14.9        $33.8
Real estate..............     22.9         (0.6)        2.7         19.6
                             -----      ---------     -----        -----
    Total................    $70.1        $ 0.9       $17.6        $53.4
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1994

Mortgage loans...........    $73.8        $14.6       $41.2        $47.2
Real estate..............     21.0          3.2         1.3         22.9
                             -----      ---------     -----        -----
    Total................    $94.8        $17.8       $42.5        $70.1
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

    The carrying value of impaired loans was $33.6 million and $55.7 million, with related reserves of $11.9 million and $22.3 million as of December 31, 1996 and 1995, respectively. All impaired loans were reserved as of December 31, 1996 and 1995.

    The average carrying value of impaired loans was $50.4 million, $117.9 million and $155.5 million, with related interest income while such loans were impaired of $5.8 million, $9.3 million and $12.4 million as of December 31, 1996, 1995 and 1994 respectively.

D.  FUTURES CONTRACTS

    FAFLIC purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. The notional amount of such futures contracts outstanding were $(33.0) million net short and $74.7 million long contracts at December 31, 1996 and 1995, respectively. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding were $(32.4) million and $75.7 million at December 31, 1996 and 1995, respectively.

    Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. Deferred hedging gains (losses) were $0.5 million, $5.6 million, and $(7.7) million in 1996, 1995 and 1994, respectively. Gains and losses on hedge contracts that are deemed ineffective by management are realized immediately.

    A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 74.7  $126.6  $141.7
New contracts................................    (1.1)  349.2   816.0
Contracts terminated.........................  (106.6) (401.1) (831.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $(33.0) $ 74.7  $126.6
                                               ------  ------  ------
                                               ------  ------  ------

E.  FOREIGN CURRENCY SWAP CONTRACTS

    The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $(9.2) million and $(1.8) million at December 31, 1996 and 1995, respectively.

    The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1996, 1995 and 1994. The Company had no deferred gains or losses on foreign currency swap contracts.

    A reconciliation of the notional amount of swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $104.6  $118.7  $128.8
New contracts................................    --      --      10.1
Contracts expired............................   (36.0)   --     (15.1)
Contracts terminated.........................    --     (14.1)   (5.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 68.6  $104.6  $118.7
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of foreign currency swap contracts are $18.2 million in 1997 and $50.4 million in 1999 and thereafter. There are no expected maturities of foreign currency swap contracts in 1998.

F.  INTEREST RATE AND OTHER SWAP CONTRACTS

    The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. In addition, the Company has entered into two new types of swap contracts in 1996: security return-linked swap contracts and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.

    The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase or (decrease) in net investment income related to interest rate and other swap contracts was $0.6 million, $0.7 million and $(1.3) million for the years ended December 31, 1996,

1995 and 1994, respectively. The Company had no deferred gains or losses relating to interest rate and other swap contracts. The fair values of interest rate and other swap contracts outstanding were $0.1 million, $0.4 million and $0.6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

    A reconciliation of the notional amount of interest rate and other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 17.5  $ 22.8  $ 22.8
New contracts................................    63.6    --      --
Contracts expired............................   (17.5)   (5.3)   --
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 63.6  $ 17.5  $ 22.8
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of interest rate and other swap contracts outstanding at December 31 are as follows: $43.6 million in 1997, $5.0 million in 1998, and $15.0 million in 1999 and thereafter.

G.  OTHER

    At December 31, 1996, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.8 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $553.8  $555.1  $578.3
Mortgage loans...............................    69.5    97.0   119.9
Equity securities............................    11.1    13.2     9.9
Policy loans.................................    10.3    20.3    23.3
Real estate..................................    40.8    48.7    44.6
Other long-term investments..................    19.0     7.1     5.7
Short-term investments.......................    10.6    21.2    10.3
                                               ------  ------  ------
Gross investment income......................   715.1   762.6   792.0
Less investment expenses.....................   (45.2)  (52.5)  (48.9)
                                               ------  ------  ------
Net investment income........................  $669.9  $710.1  $743.1
                                               ------  ------  ------
                                               ------  ------  ------

    At December 31, 1996, fixed maturities and mortgage loans on non-accrual status were $2.0 million and $6.8 million, including restructured loans of $4.4 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.5 million, $0.6 million and $5.1 million in 1996, 1995 and 1994, respectively.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $51.3 million, $98.9 million and $126.8 million at December 31, 1996, 1995 and 1994, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $7.7 million, $11.1 million and $14.4 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $4.5 million, $7.1 million and $8.2 million in 1996, 1995 and 1994, respectively.

    At December 31, 1996, fixed maturities with a carrying value of $2.0 million were non-income producing for the twelve months ended December 31, 1996. There were no mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

    Included in long-term investments is income from limited partnerships of $13.7 million, $0.1 million and $0.6 million in 1996, 1995 and 1994, respectively.

B. REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $ (9.7) $ (7.0) $  2.4
Mortgage loans...............................    (2.4)    1.4   (12.1)
Equity securities............................    54.8    16.2    12.4
Real estate..................................    21.1     5.3     1.4
Other........................................     3.0     3.2    (3.0)
                                               ------  ------  ------
Net realized investment gains................  $ 66.8  $ 19.1  $  1.1
                                               ------  ------  ------
                                               ------  ------  ------

    Proceeds from voluntary sales of investments in fixed maturities were $2,432.8 million, $1,612.3 million and $1,036.5 million in 1996, 1995 and 1994, respectively. Realized gains on such sales were $19.3 million, $23.7 million and $12.9 million; and realized losses were $30.5 million, $33.0 million and $21.6 million for 1996, 1995 and 1994, respectively.

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1996 and 1995.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

    The estimated fair values of the financial instruments were as follows:

                                                       1996                  1995
                                               --------------------  --------------------
DECEMBER 31                                    CARRYING      FAIR    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE      VALUE      VALUE
---------------------------------------------  ---------   --------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   175.9   $  175.9  $   236.6   $  236.6
  Fixed maturities...........................    7,461.5    7,461.5    7,739.3    7,739.3
  Equity securities..........................      473.1      473.1      517.2      517.2
  Mortgage loans.............................      650.1      675.7      799.5      845.4
  Policy loans...............................      132.4      132.4      123.2      123.2
                                               ---------   --------  ---------   --------
                                               $ 8,893.0   $8,918.6  $ 9,415.8   $9,461.7
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

FINANCIAL LIABILITIES
  Guaranteed investment contracts............  $ 1,101.3   $1,119.2  $ 1,632.8   $1,677.0
  Supplemental contracts without life
   contingencies.............................       23.1       23.1       24.4       24.4
  Dividend accumulations.....................       87.3       87.3       86.2       86.2
  Other individual contract deposit funds....       76.9       74.3       95.7       92.8
  Other group contract deposit funds.........      789.1      788.3      894.0      902.8
  Individual annuity contracts...............      935.6      719.0      966.3      810.0
  Short-term debt............................       38.4       38.4       28.0       28.0
  Long-term debt.............................        2.7        2.7        2.8        2.9
                                               ---------   --------  ---------   --------
                                               $ 3,054.4   $2,852.3  $ 3,730.2   $3,624.1
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1996 and 1995 is a net pre-tax contribution from the Closed Block of $8.6 million and $2.9 million, respectively. Summarized financial information of the Closed Block as of December 31, 1996 and 1995 and for the period ended December 31, 1996, and the period from October 1, 1995 through December 31, 1995, is as follows:

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Assets
  Fixed maturities, at fair value (amortized cost of $397.2 and $447.4, respectively)..........  $   403.9  $   458.0
  Mortgage loans...............................................................................      114.5       57.1
  Policy loans.................................................................................      230.2      242.4
  Cash and cash equivalents....................................................................       24.1       17.6
  Accrued investment income....................................................................       14.3       16.6
  Deferred policy acquisition costs............................................................       21.1       24.5
  Other assets.................................................................................        3.7        2.7
                                                                                                 ---------  ---------
Total assets...................................................................................  $   811.8  $   818.9
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Liabilities
  Policy liabilities and accruals..............................................................  $   883.4  $   899.2
  Other liabilities............................................................................        8.7        2.8
                                                                                                 ---------  ---------
Total liabilities..............................................................................  $   892.1  $   902.0
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                                                                                                   PERIOD FROM
DECEMBER 31,                                                                      DECEMBER 31,  OCTOBER 1 THROUGH
(IN MILLIONS)                                                                         1996      DECEMBER 31, 1995
--------------------------------------------------------------------------------  ------------  -----------------
Revenues
  Premiums......................................................................   $     61.7       $    11.5
  Net investment income.........................................................         52.6            12.8
  Realized investment loss......................................................         (0.7)         --
                                                                                  ------------        -------
Total revenues..................................................................        113.6            24.3
                                                                                  ------------        -------
Benefits and expenses
  Policy benefits...............................................................        101.2            20.6
  Policy acquisition expenses...................................................          3.2             0.8
  Other operating expenses......................................................          0.6          --
                                                                                  ------------        -------
Total benefits and expenses.....................................................        105.0            21.4
                                                                                  ------------        -------
Contribution from the Closed Block..............................................   $      8.6       $     2.9
                                                                                  ------------        -------
                                                                                  ------------        -------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block..........................................   $      8.6       $     2.9
    Initial cash transferred to the Closed Block................................       --               139.7
    Change in deferred policy acquisition costs, net............................          3.4             0.4
    Change in premiums and other receivables....................................          0.2            (0.1)
    Change in policy liabilities and accruals...................................        (13.9)            2.0
    Change in accrued investment income.........................................          2.3            (1.3)
    Other, net..................................................................          2.5             0.8
                                                                                  ------------        -------
Net cash provided by operating activities.......................................          3.1           144.4
                                                                                  ------------        -------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.............................        188.1            29.0
    Purchases of investments....................................................       (196.9)         (158.8)
    Other, net..................................................................         12.2             3.0
                                                                                  ------------        -------
Net cash provided by (used in) investing activities.............................          3.4          (126.8)
                                                                                  ------------        -------
Net increase in cash and cash equivalents.......................................          6.5            17.6
Cash and cash equivalents, beginning of year....................................         17.6          --
                                                                                  ------------        -------
Cash and cash equivalents, end of year..........................................   $     24.1       $    17.6
                                                                                  ------------        -------
                                                                                  ------------        -------

    On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1996 or 1995, respectively.

    Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7. DEBT

Short- and long-term debt consisted of the following:

DECEMBER 31
(IN MILLIONS)                                                                                        1996       1995
-------------------------------------------------------------------------------------------------  ---------  ---------
Short-Term
  Commercial paper...............................................................................  $    37.8  $    27.7
  Other..........................................................................................        0.6        0.3
                                                                                                   ---------  ---------
Total short-term debt............................................................................  $    38.4  $    28.0
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Long-term debt...................................................................................  $     2.7  $     2.8
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

    FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. At December 31, 1996, the weighted average interest rate for outstanding commercial paper was approximately 5.5%.

    At December 31, 1996, FAFLIC had approximately $140.0 million in committed lines of credit provided by U.S. banks, of which $102.2 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees of 0.07% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

    During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC.

    Interest expense was $16.8 million, $4.1 million and $4.3 million in 1996, 1995 and 1994, respectively. Interest expense included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Federal income tax expense (benefit)
  Current.............................................................................  $    96.8  $   119.7  $    45.4
  Deferred............................................................................      (15.7)     (37.0)       8.0
                                                                                        ---------  ---------  ---------
Total.................................................................................  $    81.1  $    82.7  $    53.4
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1996       1995       1994
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Expected federal income tax expense..................................................  $   122.3  $   105.6  $    53.7
  Tax-exempt interest................................................................      (35.3)     (32.2)     (35.9)
  Differential earnings amount.......................................................      (10.2)      (7.6)      35.0
  Dividend received deduction........................................................       (1.6)      (4.0)      (2.5)
  Changes in tax reserve estimates...................................................        4.7       19.3        4.0
  Other, net.........................................................................        1.2        1.6       (0.9)
                                                                                       ---------  ---------  ---------
Federal income tax expense...........................................................  $    81.1  $    82.7  $    53.4
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

    The deferred income tax asset represents the tax effects of temporary differences attributable to Allmerica P&C, a separate consolidated group for federal tax return purposes. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  AMT carryforwards..........................................................................  $   (16.3) $    (9.8)
  Loss reserve discounting...................................................................     (182.1)    (178.3)
  Deferred acquisition costs.................................................................       57.5       55.1
  Employee benefit plans.....................................................................      (25.1)     (25.5)
  Investments, net...........................................................................       73.4       77.4
  Bad debt reserve...........................................................................       (1.7)      (1.8)
  Other, net.................................................................................        1.1        1.7
                                                                                               ---------  ---------
Deferred tax asset, net......................................................................  $   (93.2) $   (81.2)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    The deferred income tax liability represents the tax effects of temporary differences attributable to the FAFLIC/AFLIAC consolidated federal tax return group. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  Loss reserve discounting...................................................................  $  (153.7) $  (129.1)
  Deferred acquisition costs.................................................................      189.6      169.7
  Employee benefit plans.....................................................................      (16.3)     (14.6)
  Investments, net...........................................................................       55.1       67.0
  Bad debt reserve...........................................................................      (24.5)     (26.3)
  Other, net.................................................................................      (15.6)     (18.9)
                                                                                               ---------  ---------
Deferred tax liability, net..................................................................  $    34.6  $    47.8
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    Gross deferred income tax assets totaled $435.3 million and $405.1 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $376.7 million and $371.7 million at December 31, 1996 and 1995, respectively.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    At December 31, 1996, there are available non-life net operating loss carryforwards of $0.8 million, and alternative minimum tax credit carryforwards of $16.3 million.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1991. The IRS has also examined the Allmerica P&C consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the federal income tax returns for 1989, 1990 and 1991 for both the FAFLIC/AFLIAC consolidated group, as well as the Allmerica P&C consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9. PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on employees' years of service and compensation during the highest five consecutive plan years of employment. Benefits under this defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1996 and 1995 allocations were based on 7.0% of each eligible employee's salary. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

    Components of net pension expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost -- benefits earned during the year.......................................  $    19.0  $    19.7  $    13.0
Interest accrued on projected benefit obligations.....................................       21.9       21.1       20.0
Actual return on assets...............................................................      (42.2)     (89.3)      (2.6)
Net amortization and deferral.........................................................        9.3       66.1      (16.3)
                                                                                        ---------  ---------  ---------
Net pension expense...................................................................  $     8.0  $    17.6  $    14.1
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The following table summarizes the combined status of the three pension plans. At December 31, 1996 the plans' assets exceeded their projected benefit obligations and in 1995 the plans' projected benefit obligations exceeded their assets.

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Actuarial present value of benefit obligations:
  Vested benefit obligation....................................................................  $   308.9  $   325.6
  Unvested benefit obligation..................................................................        6.6        5.0
                                                                                                 ---------  ---------
Accumulated benefit obligation.................................................................  $   315.5  $   330.6
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Pension liability included in Consolidated Balance Sheets:
  Projected benefit obligation.................................................................  $   344.2  $   367.1
  Plan assets at fair value....................................................................      347.8      321.2
                                                                                                 ---------  ---------
    Plan assets greater (less) than projected benefit obligation...............................        3.6      (45.9)
  Unrecognized net (gain) loss from past experience............................................       (9.1)      48.8
  Unrecognized prior service benefit...........................................................      (11.5)     (13.8)
  Unamortized transition asset.................................................................      (24.7)     (26.5)
                                                                                                 ---------  ---------
Net pension liability..........................................................................  $   (41.7) $   (37.4)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

    Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1996 and 1995, and the assumed long-term rate of return on plan assets was 9%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

    The Company has a profit sharing and 401(k) plan for its employees. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees. Total plan expense in 1996, 1995 and 1994 was $5.5 million, $5.2 million and $12.6 million, respectively. In addition to this Plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1996, 1995 and 1994 was $2.0 million, $3.5 million and $2.7 million, respectively.

10. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits.

Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    The plan changes effective January 1, 1996 resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

    The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                     1996       1995
----------------------------------------------------------------------------------------------  ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees....................................................................................  $    40.4  $    44.9
  Fully eligible active plan participants.....................................................        7.5       14.0
  Other active plan participants..............................................................       24.4       45.9
                                                                                                ---------  ---------
                                                                                                     72.3      104.8
Plan assets at fair value.....................................................................     --         --
                                                                                                ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets........................       72.3      104.8
Unrecognized prior service benefit............................................................       23.8     --
Unrecognized loss.............................................................................       (5.0)     (13.4)
                                                                                                ---------  ---------
Accrued postretirement benefit costs..........................................................  $    91.1  $    91.4
                                                                                                ---------  ---------
                                                                                                ---------  ---------

    The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                               1996       1995       1994
----------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost............................................................................  $     3.2  $     4.2  $     6.6
Interest cost...........................................................................        4.6        6.9        6.9
Amortization of (gain) loss.............................................................       (2.8)      (0.5)       1.4
                                                                                          ---------  ---------  ---------
Net periodic postretirement benefit expense.............................................  $     5.0  $    10.6  $    14.9
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

    For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.0% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1996 by $5.3 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1996 by $0.7 million.

    The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1996 and 1995.

11.  POSTEMPLOYMENT BENEFITS

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 112, (SFAS No. 112), "Employers' Accounting for Postemployment Benefits", which requires employers to recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Prior to adoption, the Company had recognized the cost of these benefits on an accrual or paid basis, depending on the plan. Implementation of SFAS No. 112 resulted in a transition obligation of $1.9 million, net of federal income taxes and minority interest, and is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income. The impact of this accounting change, after recognition of the cumulative effect, was not significant.

12.  STOCK-BASED COMPENSATION PLANS

In October 1995 the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123). The Standard is effective for fiscal years beginning after December 15, 1995, and requires the company either to apply a fair value measure to any stock-based compensation granted by the company, or continue to apply the valuation provisions of existing accounting standards, but with pro-forma net income and earnings per share disclosures using a fair value methodology to value the stock-based compensation. Beginning for the year ended December 31, 1996, AFC has elected to continue to apply the valuation provisions of existing accounting standards (APB
25). The pro-forma effect of applying SFAS 123 is not material.

    Effective June 17, 1996, AFC adopted a Long Term Stock Incentive Plan for employees of AFC (the "Employees' Plan"). Key employees of AFC and its subsidiaries are eligible for awards pursuant to the Plan administered by the Compensation Committee of the Board of Directors (the "Committee") of AFC. Under the terms of the Employees' Plan, options may be granted to eligible employees at a price not less than the market price of AFC's common stock on the date of grant. Option shares may be exercised subject to the terms prescribed by the Committee at the time of grant, otherwise options vest at the rate of 20% annually for five consecutive years and must be exercised not later than ten years from the date of grant. At June 17, 1996, 231,500 option shares were granted at an option price of $27.50. During 1996, 22,000 option shares were forfeited leaving 209,500 option shares outstanding at December 31, 1996. There were no options exercised during 1996. At December 31, 1996, there were no options exercisable and 2,140,500 option shares were available for future grant.

13.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

    Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. At January 1, 1997, FAFLIC could pay dividends of $151.8 million to AFC without prior approval of the Commissioner.

    Dividends from FAFLIC to AFC will be the primary source of cash for repayment of the debt by AFC and payment of dividends to AFC stockholders.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

    Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. At January 1, 1997, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $15.4 million, which considers dividends declared to Allmerica P&C of $105.0 million during 1996, including $80.0 million which was declared in December. On January 2, 1997, Hanover declared an extraordinary dividend in the amount of $120.0 million, payable on or after January 21, 1997 to Allmerica P&C. The dividend, which was approved by the New Hampshire Department on January 9, 1997, is to be paid in a lump sum or in such installments as Allmerica P&C in its discretion may determine.

    Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1997, Citizens Insurance could pay dividends of $39.9 million to Citizens Corporation without prior approval.

14.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Management. Within these broad areas, the Company conducts business principally in five operating segments.

    The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services.

    The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

    The Retirement and Asset Management group includes three segments: Retail Financial Services, Institutional Services and Allmerica Asset Management. The Retail Financial Services segment includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services primarily to affiliates and to other institutions, such as insurance companies and pension plans.

    Summarized below is financial information with respect to business segments for the year ended and as of December 31.

 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 Revenues:
   Risk Management
     Regional Property and Casualty..........  $ 2,193.7    $ 2,095.1    $ 2,004.8
     Corporate Risk Management...............      361.5        328.5        302.4
                                               ----------   ----------   ----------
       Subtotal..............................    2,555.2      2,423.6      2,307.2
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............      450.9        486.7        507.9
     Institutional Services..................      266.7        330.2        397.9
     Allmerica Asset Management..............        8.8          4.4          4.0
                                               ----------   ----------   ----------
       Subtotal..............................      726.4        821.3        909.8
                                               ----------   ----------   ----------
   Eliminations..............................       (8.7)        (4.4)       (21.9)
                                               ----------   ----------   ----------
 Total.......................................  $ 3,272.9    $ 3,240.5    $ 3,195.1
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Income (loss) from continuing operations
  before income taxes:
   Risk Management
     Regional Property and Casualty..........  $   197.7    $   206.3    $   113.1
     Corporate Risk Management...............       20.7         18.3         19.9
                                               ----------   ----------   ----------
       Subtotal..............................      218.4        224.6        133.0
                                               ----------   ----------   ----------
   Retirement and Asset Management...........
     Retail Financial Services...............       76.9         35.2         14.2
     Institutional Services..................       52.8         42.8          4.4
     Allmerica Asset Management..............        1.1          2.3          1.9
                                               ----------   ----------   ----------
       Subtotal..............................      130.8         80.3         20.5
                                               ----------   ----------   ----------
 Total.......................................  $   349.2    $   304.9    $   153.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Identifiable assets:
   Risk Management
     Regional Property and Casualty..........  $ 5,703.9    $ 5,741.8    $ 5,408.7
     Corporate Risk Management...............      506.0        458.9        386.3
                                               ----------   ----------   ----------
       Subtotal..............................    6,209.9      6,200.7      5,795.0
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............    8,871.3      7,218.7      5,639.8
     Institutional Services..................    3,879.0      4,280.9      4,484.5
     Allmerica Asset Management..............        2.4          2.1          2.2
                                               ----------   ----------   ----------
       Subtotal..............................   12,752.7     11,501.7     10,126.5
                                               ----------   ----------   ----------
 Total.......................................  $18,962.6    $17,702.4    $15,921.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

15.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $33.6 million, $36.4 million and $35.2 million in 1996, 1995 and 1994, respectively. At December 31, 1996, future minimum rental payments under non-cancelable operating leases were approximately $71.7 million, payable as follows: 1997 -- $26.4 million; 1998 -- $19.6 million; 1999 -- $12.8 million;
2000 -- $8.0 million; and $5.0 million thereafter.

    It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1997.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers.

    These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1996, the MCCA and CAR were the only two reinsurers which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1996, 1995 and 1994 were $38.0 million and $21.8 million, $49.1 million and $33.7 million, and $50.0 million and $29.8 million, respectively.

    From 1988 through 1992, the Company was a servicing carrier in Maine, and ceded a significant portion of its workers' compensation premiums to the Maine Workers' Compensation Residual Market Pool, which is administered by The National Council on Compensation Insurance ("NCCI"). The Company was involved in legal proceedings regarding the MWCRP's deficit which through a legislated settlement issued on June 23, 1995 provided for an initial funding of $220.0 million, of which the insurance carriers were responsible for $65.0 million. Hanover paid its allocation of $4.2 million in December 1995. Some of the small carriers are currently appealing this decision. The Company's right to recover reinsurance balances for claims properly paid is not at issue in any such proceedings. The Company expects to collect its reinsurance balance; however, funding of the cash flow needs of the MWCRP may in the future be affected by issues related to certain litigation, the outcome of which the Company cannot predict. The Company ceded to MCCA net premiums earned and losses and loss adjustment expenses in 1996, 1995 and 1994 of $50.5 million and $(52.9) million, $66.8 million and $62.9 million, and $80.0 million and $24.2 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

    The effects of reinsurance were as follows:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Life insurance premiums:
   Direct.......................................  $  389.1    $  438.9    $  447.2
   Assumed......................................      87.8        71.0        54.3
   Ceded........................................    (138.9)     (150.3)     (111.0)
                                                  ---------   ---------   ---------
 Net premiums...................................  $  338.0    $  359.6    $  390.5
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums written:
   Direct.......................................  $2,039.7    $2,039.4    $1,992.4
   Assumed......................................     108.7       125.0       128.6
   Ceded........................................    (234.0)     (279.1)     (298.1)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,914.4    $1,885.3    $1,822.9
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums earned:
   Direct.......................................  $2,018.5    $2,021.7    $1,967.1
   Assumed......................................     112.4       137.7       116.1
   Ceded........................................    (232.6)     (296.2)     (291.9)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,898.3    $1,863.2    $1,791.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  618.0    $  749.6    $  773.0
   Assumed......................................      44.9        38.5        28.9
   Ceded........................................     (77.8)      (69.5)      (61.6)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  585.1    $  718.6    $  740.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty benefits, claims, losses
  and loss adjustment expenses:
   Direct.......................................  $1,288.3    $1,372.7    $1,364.4
   Assumed......................................      85.8       146.1       102.7
   Ceded........................................      (2.2)     (229.1)     (160.4)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $1,371.9    $1,289.7    $1,306.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                         1996       1995       1994
 --------------------------------------------------  --------   --------   --------
 Balance at beginning of year......................  $ 735.7    $ 802.8    $ 746.9
   Acquisition expenses deferred...................    560.8      504.8      510.3
   Amortized to expense during the year............   (483.5)    (470.3)    (475.7)
   Adjustment to equity during the year............      9.7      (50.4)      21.3
   Transferred to the Closed Block.................     --        (24.8)      --
   Adjustment for cession of term life insurance...     --        (26.4)      --
                                                     --------   --------   --------
 Balance at end of year............................  $ 822.7    $ 735.7    $ 802.8
                                                     --------   --------   --------
                                                     --------   --------   --------

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $471.7 million, $446.9 million and $371.4 million at December 31, 1996, 1995 and 1994, respectively. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $0.6 million and $2.2 million in 1996 and 1994, respectively, and increased by $17.6 million in 1995. Unfavorable development in the accident and health business during 1995 is primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business

    The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Reserve for losses and LAE, beginning of
  year..........................................  $2,896.0    $2,821.7    $2,717.3
 Incurred losses and LAE, net of reinsurance
  recoverable:
   Provision for insured events of the current
    year........................................   1,513.3     1,427.3     1,434.8
   Decrease in provision for insured events of
    prior years.................................    (141.4)     (137.6)     (128.1)
                                                  ---------   ---------   ---------
 Total incurred losses and LAE..................   1,371.9     1,289.7     1,306.7
                                                  ---------   ---------   ---------
 Payments, net of reinsurance recoverable:
   Losses and LAE attributable to insured events
    of current year.............................     759.6       652.2       650.2
   Losses and LAE attributable to insured events
    of prior years..............................     627.6       614.3       566.9
                                                  ---------   ---------   ---------
 Total payments.................................   1,387.2     1,266.5     1,217.1
                                                  ---------   ---------   ---------
 Change in reinsurance recoverable on unpaid
  losses........................................    (136.6)       51.1        14.8
                                                  ---------   ---------   ---------
 Reserve for losses and LAE, end of year........  $2,744.1    $2,896.0    $2,821.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

    As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $141.4 million, $137.6 million and $128.1 million in 1996, 1995 and 1994, respectively. The increase in favorable development on prior years' reserves of $3.8 million in 1996 results primarily from an $11.4 million increase in favorable development at Citizens.

    The increase in Citizens' favorable development of $11.4 million in 1996 reflects improved severity in the personal automobile line, where favorable development increased $28.6 million to $33.0 million in 1996, partially offset by less favorable development in the workers' compensation line. In 1995, the workers' compensation line had favorable development of $32.7 million, primarily as a result of Citizens re-estimating reserves to reflect the new claims cost management programs and the Michigan Supreme Court ruling, which decreases the maximum to be paid for indemnity cases on all existing and future claims. In 1996, the favorable development in the workers' compensation line of $21.8 million also reflected these developments. Hanover's favorable development, including voluntary and involuntary pools, decreased $7.7 million in 1996 to $82.9 million, primarily attributable to a decrease in favorable development in the workers' compensation line of $19.8 million to favorable development of $17.3 million in 1996. This decrease is primarily attributable to a re-estimate of reserves with respect to certain types of workers' compensation policies including large deductibles and excess of loss policies. In addition, during 1995 the Regional Property and Casualty subsidiaries refined their estimation of unallocated loss adjustment expenses which increased favorable development in that year. Favorable development in the personal automobile line also decreased $4.7 million, to $42.4 million in 1996. These decreases were offset by increases in favorable development of $1.9 million and $5.6 million, to $12.6 million and $5.7 million, in the commercial automobile and commercial multiple peril lines, respectively. Favorable development in other lines increased by $8.8 million, primarily as a result of environmental reserve strengthening in 1995. Favorable development in Hanover's voluntary and involuntary pools increased $3.7 million to $4.1 million during 1996.

    The increase in favorable development on prior years' reserves of $9.5 million in 1995 results primarily from a $34.6 million increase in favorable development at Citizens. Favorable development in Citizens' personal automobile and workers' compensation lines increased $16.6 million and $15.5 million, to favorable development of $4.4 million and $32.7 million, respectively, due to the aforementioned change in claims cost management and the Michigan Supreme Court ruling. Hanover's favorable development, not including the effect of voluntary and involuntary pools, was relatively unchanged at $90.2 million in 1995 compared to $91.7 million in 1994. Favorable development in Hanover's workers' compensation line increased $27.7 million to $31.0 million during 1995. This was offset by decreases of $14.6 million and $12.6 million, to $45.5 million and $0.1 million, in the personal automobile and commercial multiple peril lines, respectively. Favorable development in Hanover's voluntary and involuntary pools decreased $23.6 million to $0.4 million during 1995.

    This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

    Due to the nature of business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small, and therefore, their reserves are relatively small compared to other types of liabilities. Losses and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE, were $50.8 million and $43.2 million, net of reinsurance of $20.2 million and $8.4 million, at the end of 1996 and 1995, respectively. During 1995, the Regional Property and Casualty subsidiaries redefined their environmental liabilities in conformity with new guidelines issued by the NAIC. This had no impact on results of operations. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. During 1995, Hanover performed an actuarial review of its environmental reserves. This resulted in Hanover's providing additional reserves for "IBNR" (incurred but not reported) claims, in addition to existing reserves for reported claims. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. Management believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims for environmental liability are adequate. In addition, management is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

19.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 59.5%, 58.3% and 57.4% of the outstanding shares of common stock at December 31, 1996, 1995 and 1994, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers are liable for $65.0 million, and employers will contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund, payable in quarterly contributions over ten years. A group of smaller carriers filed litigation to appeal the settlement. The Company believes that adequate reserves have been established for any additional liability.

    The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

    The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

21.  STATUTORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996        1995       1994
 ---------------------------------------------------  ---------   ---------   -------
 Statutory net income (Combined)
   Property and Casualty Companies..................  $  155.3    $  155.3    $ 79.9
   Life and Health Companies........................     133.3       134.3      40.7
                                                      ---------   ---------   -------
 Statutory Shareholder's Surplus (Combined)
   Property and Casualty Companies..................  $1,201.6    $1,128.4    $974.3
   Life and Health Companies........................   1,120.1       965.6     465.3
                                                      ---------   ---------   -------

22.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 1996 and 1995 are summarized below:

 For the Three Months Ended
 (In millions)

 1996                                        March 31   June 30   Sept. 30   Dec. 31
 Total revenues............................   $827.9    $799.4     $806.3    $839.3
                                             --------   -------   --------   -------
 Net income................................   $ 50.6    $ 45.3     $ 49.4    $ 48.2
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------
 1995
 Total revenues............................   $841.4    $791.9     $822.8    $784.4
                                             --------   -------   --------   -------
 Income before extraordinary item..........   $ 39.2    $ 29.9     $ 34.8    $ 45.2
 Extraordinary item -- demutualization
  expense..................................     (2.5)     (3.5)      (4.7)     (1.4)
                                             --------   -------   --------   -------
 Net income................................   $ 36.7    $ 26.4     $ 30.1    $ 43.8
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------

23.  SUBSEQUENT EVENT (UNAUDITED)

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance arrangement to Metropolitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million net income in the first quarter of 1997 related to the reinsurance of this business.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                             INVESTMENT                     EQUITY
                                                GROWTH      GRADE INCOME   MONEY MARKET      INDEX      GOVERNMENT BOND
                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                                   1             2              3              4               5
                                              -----------   ------------   ------------   -----------   ---------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................  $7,488,731     $3,350,858     $8,154,755    $4,048,667      $1,849,602
Investments in shares of Fidelity Variable
  Insurance Products Funds..................      --            --             --             --             --
Investment in shares of T. Rowe Price
  International Series, Inc.................      --            --             --             --             --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................      --            --             --             --             --
Receivable from First Allmerica Financial
  Life Insurance Company (Sponsor)..........         547        --             --                971         --
                                              -----------   ------------   ------------   -----------   ---------------
    Total assets............................   7,489,278      3,350,858      8,154,755     4,049,638       1,849,602

LIABILITIES:                                      --            --             --             --             --
                                              -----------   ------------   ------------   -----------   ---------------
    Net assets..............................  $7,489,278     $3,350,858     $8,154,755    $4,049,638      $1,849,602
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------

Net asset distribution by category:
  Qualified variable annuity policies.......  $5,248,362     $2,441,620     $4,959,670    $2,793,615      $1,314,528
  Non-qualified variable annuity policies...   2,230,916        909,238      3,185,085     1,246,023         535,074
  Value of annuitant mortality fluctuation
    reserve.................................      10,000        --              10,000        10,000         --
                                              -----------   ------------   ------------   -----------   ---------------
                                              $7,489,278     $3,350,858     $8,154,755    $4,049,638      $1,849,602
                                              -----------   ------------   ------------   -----------   ---------------
                                              -----------   ------------   ------------   -----------   ---------------
Qualified units outstanding, December 31,
  1996......................................   3,260,593      2,079,300      4,487,738     1,667,626       1,157,400
Net asset value per qualified unit, December
  31, 1996..................................  $ 1.609634     $ 1.174251     $ 1.105160    $ 1.675205      $ 1.135759
Non-qualified units outstanding, December
  31, 1996..................................   1,392,190        774,314      2,891,061       749,772         471,116
Net asset value per non-qualified unit,
  December 31, 1996.........................  $ 1.609634     $ 1.174251     $ 1.105160    $ 1.675205      $ 1.135759

                                                   SELECT                              SELECT          SMALL CAP
                                              AGGRESSIVE GROWTH   SELECT GROWTH   GROWTH AND INCOME      VALUE
                                                 SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                      6                 7                 8                9
                                              -----------------   -------------   -----------------   -----------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................     $8,861,256        $4,130,625        $5,945,765       $4,351,910
Investments in shares of Fidelity Variable
  Insurance Products Funds..................       --                 --               --                 --
Investment in shares of T. Rowe Price
  International Series, Inc.................       --                 --               --                 --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................       --                 --               --                 --
Receivable from First Allmerica Financial
  Life Insurance Company (Sponsor)..........       --                 --                  1,714           --
                                              -----------------   -------------   -----------------   -----------
    Total assets............................      8,861,256         4,130,625         5,947,479        4,351,910
LIABILITIES:                                       --                 --               --                 --
                                              -----------------   -------------   -----------------   -----------
    Net assets..............................     $8,861,256        $4,130,625        $5,947,479       $4,351,910
                                              -----------------   -------------   -----------------   -----------
                                              -----------------   -------------   -----------------   -----------
Net asset distribution by category:
  Qualified variable annuity policies.......     $6,713,135        $2,998,414        $3,975,118       $3,055,170
  Non-qualified variable annuity policies...      2,148,121         1,132,211         1,962,361        1,296,740
  Value of annuitant mortality fluctuation
    reserve.................................       --                 --                 10,000           --
                                              -----------------   -------------   -----------------   -----------
                                                 $8,861,256        $4,130,625        $5,947,479       $4,351,910
                                              -----------------   -------------   -----------------   -----------
                                              -----------------   -------------   -----------------   -----------
Qualified units outstanding, December 31,
  1996......................................      4,303,851         1,919,888         2,512,933        2,131,843
Net asset value per qualified unit, December
  31, 1996..................................     $ 1.559797        $ 1.561765        $ 1.581864       $ 1.433112
Non-qualified units outstanding, December
  31, 1996..................................      1,377,180           724,956         1,246,859          904,842
Net asset value per non-qualified unit,
  December 31, 1996.........................     $ 1.559797        $ 1.561765        $ 1.581864       $ 1.433112

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1996

                                       SELECT                 SELECT                  DGPF              VIPF           VIPF
                                INTERNATIONAL EQUITY   CAPITAL APPRECIATION   INTERNATIONAL EQUITY   HIGH INCOME   EQUITY-INCOME
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT
                                         11                     12                     20                102            103
                                --------------------   --------------------   --------------------   -----------   -------------
ASSETS (NOTES 3 AND 7):
Investments in shares of
  Allmerica Investment
  Trust.......................       $6,868,059             $5,706,014              --                   --             --
Investments in shares of
  Fidelity Variable Insurance
  Products Funds..............        --                     --                     --               $7,496,612     $16,034,580
Investment in shares of T.
  Rowe Price International
  Series, Inc.................        --                     --                     --                   --             --
Investment in shares of
  Delaware Group Premium Fund,
  Inc.........................        --                     --                    $2,669,059            --             --
Receivable from First
  Allmerica Financial Life
  Insurance Company
  (Sponsor)...................        --                     --                     --                   --                   7
                                    -----------            -----------            -----------        -----------   -------------
    Total assets..............        6,868,059              5,706,014              2,669,059         7,496,612      16,034,587

LIABILITIES:                          --                     --                     --                   --             --
                                    -----------            -----------            -----------        -----------   -------------
    Net assets................       $6,868,059             $5,706,014             $2,669,059        $7,496,612     $16,034,587
                                    -----------            -----------            -----------        -----------   -------------
                                    -----------            -----------            -----------        -----------   -------------

Net asset distribution by
  category:
  Qualified variable annuity
    policies..................       $4,961,262             $3,970,800             $1,889,461        $5,081,623     $10,984,146
  Non-qualified variable
    annuity policies..........        1,906,797              1,735,214                779,598         2,414,989       5,050,441
  Value of annuitant mortality
    fluctuation reserve.......        --                     --                     --                   --             --
                                    -----------            -----------            -----------        -----------   -------------
                                     $6,868,059             $5,706,014             $2,669,059        $7,496,612     $16,034,587
                                    -----------            -----------            -----------        -----------   -------------
                                    -----------            -----------            -----------        -----------   -------------
Qualified units outstanding,
  December 31, 1996...........        3,660,889              2,678,526              1,432,046         3,819,414       6,821,166
Net asset value per qualified
  unit, December 31, 1996.....       $ 1.355207             $ 1.482457             $ 1.319414        $ 1.330472     $  1.610303
Non-qualified units
  outstanding, December 31,
  1996........................        1,407,015              1,170,499                590,867         1,815,137       3,136,330
Net asset value per
  non-qualified unit, December
  31, 1996....................       $ 1.355207             $ 1.482457             $ 1.319414        $ 1.330472     $  1.610303

                                   VIPF         VIPF          VIPF II         T. ROWE PRICE
                                  GROWTH      OVERSEAS     ASSET MANAGER   INTERNATIONAL STOCK
                                SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
                                    104          105            106                150
                                -----------  -----------   -------------   -------------------
ASSETS (NOTES 3 AND 7):
Investments in shares of
  Allmerica Investment
  Trust.......................      --           --            --                --
Investments in shares of
  Fidelity Variable Insurance
  Products Funds..............  $15,135,070  $3,675,101     $3,511,297           --
Investment in shares of T.
  Rowe Price International
  Series, Inc.................      --           --            --              $3,013,925
Investment in shares of
  Delaware Group Premium Fund,
  Inc.........................      --           --            --                --
Receivable from First
  Allmerica Financial Life
  Insurance Company
  (Sponsor)...................      --           --            --                --
                                -----------  -----------   -------------   -------------------
    Total assets..............  15,135,070    3,675,101      3,511,297          3,013,925
LIABILITIES:                        --           --            --                --
                                -----------  -----------   -------------   -------------------
    Net assets................  $15,135,070  $3,675,101     $3,511,297         $3,013,925
                                -----------  -----------   -------------   -------------------
                                -----------  -----------   -------------   -------------------
Net asset distribution by
  category:
  Qualified variable annuity
    policies..................  $10,494,636  $2,560,558     $2,624,084         $2,010,042
  Non-qualified variable
    annuity policies..........   4,640,434    1,114,543        887,213          1,003,883
  Value of annuitant mortality
    fluctuation reserve.......      --           --            --                --
                                -----------  -----------   -------------   -------------------
                                $15,135,070  $3,675,101     $3,511,297         $3,013,925
                                -----------  -----------   -------------   -------------------
                                -----------  -----------   -------------   -------------------
Qualified units outstanding,
  December 31, 1996...........   6,478,038    2,169,600      2,043,811          1,671,272
Net asset value per qualified
  unit, December 31, 1996.....  $ 1.620033   $ 1.180198     $ 1.283917         $ 1.202701
Non-qualified units
  outstanding, December 31,
  1996........................   2,864,407      944,370        691,021            834,691
Net asset value per
  non-qualified unit, December
  31, 1996....................  $ 1.620033   $ 1.180198     $ 1.283917         $ 1.202701

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             INVESTMENT
                                                GROWTH      GRADE INCOME   MONEY MARKET   EQUITY INDEX   GOVERNMENT BOND
                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                                                   1             2              3              4                5
                                              -----------   ------------   ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends.................................    $767,007      $182,601       $322,282       $105,329         $ 84,261

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      67,712        33,472         77,815         31,641           16,887
  Administrative expense charges............      11,023         5,449         12,667          5,151            2,749
                                              -----------   ------------   ------------   ------------   ---------------
    Total expenses..........................      78,735        38,921         90,482         36,792           19,636
                                              -----------   ------------   ------------   ------------   ---------------
    Net investment income (loss)............     688,272       143,680        231,800         68,537           64,625
                                              -----------   ------------   ------------   ------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain.........................      31,791         5,539         --             18,680              188
  Net unrealized gain (loss)................     232,097       (62,588)        --            409,676          (35,778)
                                              -----------   ------------   ------------   ------------   ---------------
  Net realized and unrealized gain (loss) on
    investments.............................     263,888       (57,049)        --            428,356          (35,590)
                                              -----------   ------------   ------------   ------------   ---------------
    Net increase in net assets from
      operations............................    $952,160      $ 86,631       $231,800       $496,893         $ 29,035
                                              -----------   ------------   ------------   ------------   ---------------
                                              -----------   ------------   ------------   ------------   ---------------

                                                   SELECT                              SELECT          SMALL CAP
                                              AGGRESSIVE GROWTH   SELECT GROWTH   GROWTH AND INCOME      VALUE
                                                 SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                      6                 7                 8                9
                                              -----------------   -------------   -----------------   -----------
INVESTMENT INCOME:
  Dividends.................................      $589,623          $ 594,664         $477,997          $219,480
EXPENSES (NOTE 4):
  Mortality and expense risk fees...........        79,555             32,329           53,457            35,383
  Administrative expense charges............        12,950              5,263            8,703             5,760
                                                  --------        -------------       --------        -----------
    Total expenses..........................        92,505             37,592           62,160            41,143
                                                  --------        -------------       --------        -----------
    Net investment income (loss)............       497,118            557,072          415,837           178,337
                                                  --------        -------------       --------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain.........................       106,164             30,649           47,125            88,178
  Net unrealized gain (loss)................       318,604           (131,357)         310,343           398,558
                                                  --------        -------------       --------        -----------
  Net realized and unrealized gain (loss) on
    investments.............................       424,768           (100,708)         357,468           486,736
                                                  --------        -------------       --------        -----------
    Net increase in net assets from
      operations............................      $921,886          $ 456,364         $773,305          $665,073
                                                  --------        -------------       --------        -----------
                                                  --------        -------------       --------        -----------

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                       SELECT                SELECT                  DGPF             VIPF           VIPF
                                INTERNATIONAL EQUITY  CAPITAL APPRECIATION   INTERNATIONAL EQUITY  HIGH INCOME   EQUITY-INCOME
                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                                         11                    12                     20               102            103
                                --------------------  --------------------   --------------------  -----------   -------------
INVESTMENT INCOME:
  Dividends...................        $ 142,783             $ 11,045               $  60,794         $281,900      $  391,030

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees......................           54,815               45,511                  24,970           63,785         150,769
  Administrative expense
    charges...................            8,924                7,409                   4,065           10,384          24,544
                                       --------             --------                --------       -----------   -------------
    Total expenses............           63,739               52,920                  29,035           74,169         175,313
                                       --------             --------                --------       -----------   -------------
    Net investment income
      (loss)..................           79,044              (41,875)                 31,759          207,731         215,717
                                       --------             --------                --------       -----------   -------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain...........           14,025                6,402                  24,595           15,697          80,446
  Net unrealized gain
    (loss)....................          823,745              107,965                 283,194          358,716       1,248,212
                                       --------             --------                --------       -----------   -------------
  Net realized and unrealized
    gain (loss) on
    investments...............          837,770              114,367                 307,789          374,413       1,328,658
                                       --------             --------                --------       -----------   -------------
    Net increase in net assets
      from operations.........        $ 916,814             $ 72,492               $ 339,548         $582,144      $1,544,375
                                       --------             --------                --------       -----------   -------------
                                       --------             --------                --------       -----------   -------------

                                                                              T. ROWE PRICE
                                   VIPF          VIPF          VIPF II        INTERNATIONAL
                                  GROWTH       OVERSEAS     ASSET MANAGER         STOCK
                                SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                    104           105            106               150
                                -----------   -----------   -------------   ------------------
INVESTMENT INCOME:
  Dividends...................  $  546,189      $ 71,888       $154,225          $ 43,033
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees......................     140,466        42,226         36,795            20,228
  Administrative expense
    charges...................      22,866         6,874          5,990             3,294
                                -----------   -----------   -------------        --------
    Total expenses............     163,332        49,100         42,785            23,522
                                -----------   -----------   -------------        --------
    Net investment income
      (loss)..................     382,857        22,788        111,440            19,511
                                -----------   -----------   -------------        --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain...........     187,569        65,376         34,017             2,838
  Net unrealized gain
    (loss)....................     763,924       278,463        224,931           183,913
                                -----------   -----------   -------------        --------
  Net realized and unrealized
    gain (loss) on
    investments...............     951,493       343,839        258,948           186,751
                                -----------   -----------   -------------        --------
    Net increase in net assets
      from operations.........  $1,334,350      $366,627       $370,388          $206,262
                                -----------   -----------   -------------        --------
                                -----------   -----------   -------------        --------

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       INVESTMENT GRADE INCOME
                                                      GROWTH                                         MONEY MARKET
                                                   SUB-ACCOUNT 1            SUB-ACCOUNT 2            SUB-ACCOUNT 3
                                                    YEAR ENDED               YEAR ENDED               YEAR ENDED
                                                   DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                              -----------------------  -----------------------  -----------------------
                                                 1996        1995         1996        1995         1996        1995
                                              ----------  -----------  ----------  -----------  ----------  -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $  688,272  $   262,462  $  143,680  $    72,846  $  231,800  $   159,030
  Net realized gain (loss) on investments...      31,791       15,720       5,539          508      --          --
  Net unrealized gain (loss) on
    investments.............................     232,097      218,129     (62,588)      99,673      --          --
                                              ----------  -----------  ----------  -----------  ----------  -----------
  Net increase in net assets from
    operations..............................     952,160      496,311      86,631      173,027     231,800      159,030
                                              ----------  -----------  ----------  -----------  ----------  -----------

 FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.....................     739,773      316,152     233,136      164,778  32,861,317   18,618,277
  Terminations..............................    (114,023)     (15,059)   (171,118)     (21,539)   (130,645)     (57,036)
  Annuity benefits..........................     (13,839)      (6,740)     --           (1,831)     --          --
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........   2,614,933    1,536,279   1,272,488    1,104,368  (29,271,690) (16,130,636)
  Net increase (decrease) in investment by
    First Allmerica Financial Life Insurance
    Company (Sponsor).......................      --          --           --          --           --          --
                                              ----------  -----------  ----------  -----------  ----------  -----------
  Net increase in net assets from capital
    transactions............................   3,226,844    1,830,632   1,334,506    1,245,776   3,458,982    2,430,605
                                              ----------  -----------  ----------  -----------  ----------  -----------
  Net increase in net assets................   4,179,004    2,326,943   1,421,137    1,418,803   3,690,782    2,589,635

NET ASSETS:
  Beginning of year.........................   3,310,274      983,331   1,929,721      510,918   4,463,973    1,874,338
                                              ----------  -----------  ----------  -----------  ----------  -----------
  End of year...............................  $7,489,278  $ 3,310,274  $3,350,858  $ 1,929,721  $8,154,755  $ 4,463,973
                                              ----------  -----------  ----------  -----------  ----------  -----------
                                              ----------  -----------  ----------  -----------  ----------  -----------


                                                                                                   SELECT AGGRESSIVE
                                                   EQUITY INDEX            GOVERNMENT BOND              GROWTH
                                                   SUB-ACCOUNT 4            SUB-ACCOUNT 5            SUB-ACCOUNT 6
                                                    YEAR ENDED               YEAR ENDED               YEAR ENDED
                                                   DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                              -----------------------  -----------------------  -----------------------
                                                 1996        1995         1996        1995         1996        1995
                                              ----------  -----------  ----------  -----------  ----------  -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $   68,537  $    31,560  $   64,625  $    42,912  $  497,118  $   (34,133)
  Net realized gain (loss) on investments...      18,680        5,059         188        4,917     106,164       18,537
  Net unrealized gain (loss) on
    investments.............................     409,676      118,031     (35,778)      31,977     318,604      605,228
                                              ----------  -----------  ----------  -----------  ----------  -----------
  Net increase in net assets from
    operations..............................     496,893      154,650      29,035       79,806     921,886      589,632
                                              ----------  -----------  ----------  -----------  ----------  -----------
 FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.....................     482,934      190,291     247,401       98,963   1,124,705      528,950
  Terminations..............................     (78,172)      (3,930)    (52,111)      (4,740)   (192,120)     (29,552)
  Annuity benefits..........................      (1,770)     --           --          --           --          --
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........   1,833,771      778,967     402,587      686,426   3,126,490    1,551,345
  Net increase (decrease) in investment by
    First Allmerica Financial Life Insurance
    Company (Sponsor).......................      --          --           --          --           --          --
                                              ----------  -----------  ----------  -----------  ----------  -----------
  Net increase in net assets from capital
    transactions............................   2,236,763      965,328     597,877      780,649   4,059,075    2,050,743
                                              ----------  -----------  ----------  -----------  ----------  -----------
  Net increase in net assets................   2,733,656    1,119,978     626,912      860,455   4,980,961    2,640,375
NET ASSETS:
  Beginning of year.........................   1,315,982      196,004   1,222,690      362,235   3,880,295    1,239,920
                                              ----------  -----------  ----------  -----------  ----------  -----------
  End of year...............................  $4,049,638  $ 1,315,982  $1,849,602  $ 1,222,690  $8,861,256  $ 3,880,295
                                              ----------  -----------  ----------  -----------  ----------  -----------
                                              ----------  -----------  ----------  -----------  ----------  -----------

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        SELECT GROWTH AND                                 SELECT INTERNATIONAL
                                SELECT GROWTH                INCOME                SMALL CAP VALUE               EQUITY
                                SUB-ACCOUNT 7             SUB-ACCOUNT 8             SUB-ACCOUNT 9            SUB-ACCOUNT 11
                                 YEAR ENDED                YEAR ENDED                YEAR ENDED                YEAR ENDED
                                DECEMBER 31,              DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                           -----------------------   -----------------------   -----------------------   -----------------------
                              1996         1995         1996         1995         1996         1995         1996         1995
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)...............  $  557,072   $  (14,486)  $  415,837   $  113,394   $  178,337   $   42,054   $   79,044   $   13,796
  Net realized gain
    (loss) on
    investments..........      30,649        8,815       47,125       15,735       88,178       11,139       14,025        5,839
  Net unrealized gain
    (loss) on
    investments..........    (131,357)     158,990      310,343      335,341      398,558      137,740      823,745      163,696
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Net increase in net
    assets from
    operations...........     456,364      153,319      773,305      464,470      665,073      190,933      916,814      183,331
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

 FROM CAPITAL
  TRANSACTIONS (NOTE 5):
  Net purchase
    payments.............     368,392      217,032      539,958      227,098      483,782      230,638      614,329      274,500
  Terminations...........    (100,399)      (8,979)    (140,420)     (21,291)    (104,127)     (16,573)    (117,248)     (18,624)
  Annuity benefits.......        (505)      --           (8,993)      (9,992)      --           --             (206)      --
  Other transfers from
    the General Account
    of First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............   1,747,558      868,071    1,906,939    1,359,925    1,481,737      645,280    3,094,150    1,494,797
  Net increase (decrease)
    in investment by
    First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............      --           --           --           --           --           --             (131)      --
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Net increase in net
    assets from capital
    transactions.........   2,015,046    1,076,124    2,297,484    1,555,740    1,861,392      859,345    3,590,894    1,750,673
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Net increase in net
    assets...............   2,471,410    1,229,443    3,070,789    2,020,210    2,526,465    1,050,278    4,507,708    1,934,004

NET ASSETS:
  Beginning of year......   1,659,215      429,772    2,876,690      856,480    1,825,445      775,167    2,360,351      426,347
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  End of year............  $4,130,625   $1,659,215   $5,947,479   $2,876,690   $4,351,910   $1,825,445   $6,868,059   $2,360,351
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------


                                                                DGPF INTERNATIONAL EQUITY

                                                                     SUB-ACCOUNT 20
                              SELECT CAPITAL APPRECIATION              YEAR ENDED
                                     SUB-ACCOUNT 12                   DECEMBER 31,
                           YEAR ENDED        PERIOD FROM        -------------------------
                            12/31/96     4/28/95* TO 12/31/95      1996          1995
                           -----------   --------------------   -----------   -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)...............  $  (41,875)        $   22,883        $    31,759   $     4,418
  Net realized gain
    (loss) on
    investments..........       6,402              2,377             24,595         4,746
  Net unrealized gain
    (loss) on
    investments..........     107,965             93,617            283,194       112,902
                           -----------       -----------        -----------   -----------
  Net increase in net
    assets from
    operations...........      72,492            118,877            339,548       122,066
                           -----------       -----------        -----------   -----------
 FROM CAPITAL
  TRANSACTIONS (NOTE 5):
  Net purchase
    payments.............     608,529            203,616            233,964       152,119
  Terminations...........     (46,052)              (182)           (53,330)       (7,815)
  Annuity benefits.......      --              --                   --            --
  Other transfers from
    the General Account
    of First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............   3,593,390          1,155,437            694,782       524,668
  Net increase (decrease)
    in investment by
    First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............        (293)               200            --            --
                           -----------       -----------        -----------   -----------
  Net increase in net
    assets from capital
    transactions.........   4,155,574          1,359,071            875,416       668,972
                           -----------       -----------        -----------   -----------
  Net increase in net
    assets...............   4,228,066          1,477,948          1,214,964       791,038
NET ASSETS:
  Beginning of year......   1,477,948          --                 1,454,095       663,057
                           -----------       -----------        -----------   -----------
  End of year............  $5,706,014         $1,477,948        $ 2,669,059   $ 1,454,095
                           -----------       -----------        -----------   -----------
                           -----------       -----------        -----------   -----------

*    Date of initial investment

   The accompanying notes are an integral part of these financial statements.

 SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE ANNUITY/EXECANNUITY PLUS
                      STATEMENTS OF CHANGES IN NET ASSETS

                              VIPF HIGH INCOME       VIPF EQUITY-INCOME           VIPF GROWTH            VIPF OVERSEAS
                              SUB-ACCOUNT 102          SUB-ACCOUNT 103          SUB-ACCOUNT 104         SUB-ACCOUNT 105
                                 YEAR ENDED              YEAR ENDED               YEAR ENDED               YEAR ENDED
                                DECEMBER 31,            DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                           ----------------------  -----------------------  -----------------------  ----------------------
                              1996        1995        1996         1995        1996         1995        1996        1995
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)...............  $  207,731  $   54,751  $   215,717  $  186,256  $   382,857  $  (47,963) $   22,788  $  (19,527)
  Net realized gain
    (loss) on
    investments..........      15,697      12,795       80,446      13,691      187,569      27,316      65,376       6,017
  Net unrealized gain on
    investments..........     358,716     232,146    1,248,212   1,142,858      763,924     905,617     278,463     216,313
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------
  Net increase in net
    assets from
    operations...........     582,144     299,692    1,544,375   1,342,805    1,334,350     884,970     366,627     202,803
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------

 FROM CAPITAL
  TRANSACTIONS (NOTE 5):
  Net purchase
    payments.............     723,087     350,104    1,597,272     913,420    1,968,785     976,256     432,886     377,509
  Terminations...........    (293,705)   (164,653)    (447,210)   (123,414)    (355,601)    (97,127)   (125,016)    (42,130)
  Annuity benefits.......      --          --             (334)     --          --           (4,079)     --          (1,149)
  Other transfers from
    the General Account
    of First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............   3,489,636   1,529,498    5,137,162   3,693,687    5,091,480   3,249,188      35,103     768,445
  Net increase (decrease)
    in investment by
    First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............      --          --          --           --          --           --          --          --
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------
  Net increase in net
    assets from capital
    transactions.........   3,919,018   1,714,949    6,286,890   4,483,693    6,704,664   4,124,238     342,973   1,102,675
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------
  Net increase in net
    assets...............   4,501,162   2,014,641    7,831,265   5,826,498    8,039,014   5,009,208     709,600   1,305,478

NET ASSETS:
  Beginning of year......   2,995,450     980,809    8,203,322   2,376,824    7,096,056   2,086,848   2,965,501   1,660,023
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------
  End of year............  $7,496,612  $2,995,450  $16,034,587  $8,203,322  $15,135,070  $7,096,056  $3,675,101  $2,965,501
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------
                           ----------  ----------  -----------  ----------  -----------  ----------  ----------  ----------


                           VIPF II ASSET MANAGER

                              SUB-ACCOUNT 106                T. ROWE PRICE
                                 YEAR ENDED               INTERNATIONAL STOCK
                                DECEMBER 31,                SUB-ACCOUNT 150
                           ----------------------  YEAR ENDED        PERIOD FROM
                              1996        1995      12/31/96     5/1/95* TO 12/31/95
                           ----------  ----------  -----------   --------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income
    (loss)...............  $  111,440  $    1,097  $   19,511          $ (2,395)
  Net realized gain
    (loss) on
    investments..........      34,017       7,204       2,838               (85)
  Net unrealized gain on
    investments..........     224,931     260,490     183,913            18,742
                           ----------  ----------  -----------         --------
  Net increase in net
    assets from
    operations...........     370,388     268,791     206,262            16,262
                           ----------  ----------  -----------         --------
 FROM CAPITAL
  TRANSACTIONS (NOTE 5):
  Net purchase
    payments.............     281,584     353,452     303,150            50,924
  Terminations...........    (112,588)    (87,532)    (34,333)         --
  Annuity benefits.......        (344)     --          --              --
  Other transfers from
    the General Account
    of First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............     670,429     545,105   1,962,471           509,223
  Net increase (decrease)
    in investment by
    First Allmerica
    Financial Life
    Insurance Company
    (Sponsor)............        (128)     --            (234)              200
                           ----------  ----------  -----------         --------
  Net increase in net
    assets from capital
    transactions.........     838,953     811,025   2,231,054           560,347
                           ----------  ----------  -----------         --------
  Net increase in net
    assets...............   1,209,341   1,079,816   2,437,316           576,609
NET ASSETS:
  Beginning of year......   2,301,956   1,222,140     576,609          --
                           ----------  ----------  -----------         --------
  End of year............  $3,511,297  $2,301,956  $3,013,925          $576,609
                           ----------  ----------  -----------         --------
                           ----------  ----------  -----------         --------

*    Date of initial investment

   The accompanying notes are an integral part of these financial statements.

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    Separate Account VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus (VA-K) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company). The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). VA-K was established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity policies issued by the Company. Under applicable insurance law, the assets and liabilities of VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. VA-K cannot be charged with liabilities arising out of any other business of the Company.

    VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VA-K currently offers eighteen Sub-Accounts under the Allmerica Advantage Variable Annuity/ExecAnnuity Plus policies. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of the Company, or of the Variable Insurance Products Fund (VIPF) or of the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company
(FMR), or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd or of T. Rowe Price International Series, Inc. (T.
Rowe) managed by T. Rowe Price-Fleming International, Inc.. The Trust, VIPF, VIPF II, DGPF, and T. Rowe (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    VA-K has two types of variable annuity policies, "qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified policy or a non-qualified policy.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, DGPF, or T. Rowe. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, or DGPF, or T. Rowe at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of VA-K. Therefore, no provision for income taxes has been charged against VA-K.

    ANNUITANT MORTALITY FLUCTUATION RESERVE -- A strengthening reserve required for doing business in the state of New York. The purpose of the reserve is to provide for future mortality experience which is less favorable than that assumed in pricing the annuity. This reserve is funded by the Company.

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPF II, DGPF, and T. Rowe at December 31, 1996 were as follows:

                                                                                 PORTFOLIO INFORMATION
                                                                          ------------------------------------
                                                                                                     NET ASSET
                                                                           NUMBER OF    AGGREGATE      VALUE
  SUB-ACCOUNT  INVESTMENT PORTFOLIO                                         SHARES         COST      PER SHARE
  -----------  ---------------------------------------------------------  -----------  ------------  ---------
               Allmerica Investment Trust:
    1            Growth.................................................    3,209,915  $  7,084,624   $ 2.333
    2            Investment Grade Income................................    3,091,198     3,330,700     1.084
    3            Money Market...........................................    8,154,755     8,154,755     1.000
    4            Equity Index...........................................    1,870,054     3,524,293     2.165
    5            Government Bond........................................    1,785,330     1,865,212     1.036
    6            Select Aggressive Growth...............................    4,350,150     7,925,161     2.037
    7            Select Growth..........................................    2,888,549     4,107,843     1.430
    8            Select Growth and Income...............................    4,231,861     5,332,359     1.405
    9            Small Cap Value........................................    2,880,152     3,830,911     1.511
    11           Select International Equity............................    5,064,940     5,892,088     1.356
    12           Select Capital Appreciation............................    3,842,434     5,504,432     1.485

               Delaware Group Premium Fund, Inc.:
    20           International Equity...................................      176,642     2,286,085    15.110

               Fidelity Variable Insurance Products Fund:
    102          High Income............................................      598,771     6,909,439    12.520
    103          Equity-Income..........................................      762,462    13,617,401    21.030
    104          Growth.................................................      486,033    13,365,182    31.140
    105          Overseas...............................................      195,069     3,220,778    18.840

               Fidelity Variable Insurance Products Fund II:
    106          Asset Manager..........................................      207,401     3,055,630    16.930

               T. Rowe Price International Series, Inc.:
    150          International Stock....................................      238,443     2,811,270    12.640

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .20% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account but are paid to the Company on a monthly basis.

    A policy fee is currently deducted on the policy anniversary date and upon full surrender of the policy when the accumulated value is $50,000 or less. The policy fee is the lesser of $30 or 3% of the Accumulated Value under the Policy on the policy anniversary or full surrender date. The policy fee is waived for policies originally issued as part of a 401(k) plan. For the year ended December 31, 1996, policy fees deducted from

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED) accumulated value in VA-K amounted to $32,942. These amounts are included on the statements of changes in net assets with other transfers to the General Account.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of VA-K, and does not receive any compensation for sales of the VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1996, the Company received $89,161 for contingent deferred sales charges applicable to VA-K.

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS

    Transactions from policyowners and sponsor were as follows:

                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                                      1996                          1995
                                          ----------------------------  ----------------------------
                                              UNITS         AMOUNT          UNITS         AMOUNT
                                          -------------  -------------  -------------  -------------
 Sub-Account 1 -- Growth
   Issuance of units.....................     2,689,044  $   3,915,587      1,664,543  $   2,056,052
   Redemption of units...................      (472,373)      (688,743)      (175,917)      (225,420)
                                          -------------  -------------  -------------  -------------
     Net increase........................     2,216,671  $   3,226,844      1,488,626  $   1,830,632
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 2 -- Investment Grade Income
   Issuance of units.....................     1,558,583  $   1,771,457      1,211,736  $   1,299,711
   Redemption of units...................      (382,111)      (436,951)       (50,501)       (53,935)
                                          -------------  -------------  -------------  -------------
     Net increase........................     1,176,472  $   1,334,506      1,161,235  $   1,245,776
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 3 -- Money Market
   Issuance of units.....................    40,492,715  $  43,992,135     22,422,170  $  23,787,896
   Redemption of units...................   (37,307,774)   (40,533,153)   (20,065,591)   (21,357,291)
                                          -------------  -------------  -------------  -------------
     Net increase........................     3,184,941  $   3,458,982      2,356,579  $   2,430,605
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 4 -- Equity Index
   Issuance of units.....................     1,683,713  $   2,524,616        823,718  $   1,047,559
   Redemption of units...................      (213,226)      (287,853)       (66,179)       (82,231)
                                          -------------  -------------  -------------  -------------
     Net increase........................     1,470,487  $   2,236,763        757,539  $     965,328
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 5 -- Government Bond
   Issuance of units.....................     1,198,325  $   1,340,640      1,123,391  $   1,201,341
   Redemption of units...................      (668,009)      (742,763)      (387,842)      (420,692)
                                          -------------  -------------  -------------  -------------
     Net increase........................       530,316  $     597,877        735,549  $     780,649
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                                      1996                          1995
                                          ----------------------------  ----------------------------
                                              UNITS         AMOUNT          UNITS         AMOUNT
                                          -------------  -------------  -------------  -------------
 Sub-Account 6 -- Select Aggressive
  Growth
   Issuance of units.....................     3,476,884  $   5,148,108      1,874,069  $   2,267,121
   Redemption of units...................      (702,506)    (1,089,033)      (178,864)      (216,378)
                                          -------------  -------------  -------------  -------------
     Net increase........................     2,774,378  $   4,059,075      1,695,205  $   2,050,743
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 7 -- Select Growth
   Issuance of units.....................     1,617,304  $   2,428,335        941,659  $   1,163,230
   Redemption of units...................      (250,104)      (413,289)       (70,514)       (87,106)
                                          -------------  -------------  -------------  -------------
     Net increase........................     1,367,200  $   2,015,046        871,145  $   1,076,124
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 8 -- Select Growth and
  Income
   Issuance of units.....................     1,911,110  $   2,899,312      1,531,533  $   1,775,529
   Redemption of units...................      (324,767)      (601,828)      (189,585)      (219,789)
                                          -------------  -------------  -------------  -------------
     Net increase........................     1,586,343  $   2,297,484      1,341,948  $   1,555,740
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 9 -- Small Cap Value
   Issuance of units.....................     2,074,671  $   2,767,822      1,049,942  $   1,105,587
   Redemption of units...................      (651,697)      (906,430)      (230,770)      (246,242)
                                          -------------  -------------  -------------  -------------
     Net increase........................     1,422,974  $   1,861,392        819,172  $     859,345
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 11 -- Select International
  Equity
   Issuance of units.....................     3,317,612  $   4,016,114      1,796,367  $   1,905,681
   Redemption of units...................      (342,978)      (425,220)      (148,937)      (155,008)
                                          -------------  -------------  -------------  -------------
     Net increase........................     2,974,634  $   3,590,894      1,647,430  $   1,750,673
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 12 -- Select Capital
  Appreciation
   Issuance of units.....................     3,022,961  $   4,545,450      1,090,616  $   1,383,933
   Redemption of units...................      (242,970)      (389,876)       (21,582)       (24,862)
                                          -------------  -------------  -------------  -------------
     Net increase........................     2,779,991  $   4,155,574      1,069,034  $   1,359,071
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 20 -- DGPF International
  Equity
   Issuance of units.....................       939,862  $   1,218,847        814,692  $     857,745
   Redemption of units...................      (220,703)      (343,431)      (178,396)      (188,773)
                                          -------------  -------------  -------------  -------------
     Net increase........................       719,159  $     875,416        636,296  $     668,972
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                                      1996                          1995
                                          ----------------------------  ----------------------------
                                              UNITS         AMOUNT          UNITS         AMOUNT
                                          -------------  -------------  -------------  -------------
 Sub-Account 102 -- VIPF High Income
   Issuance of units.....................     3,701,898  $   4,748,732      1,836,456  $   2,043,857
   Redemption of units...................      (597,658)      (829,714)      (291,273)      (328,908)
                                          -------------  -------------  -------------  -------------
     Net increase........................     3,104,240  $   3,919,018      1,545,183  $   1,714,949
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 103 -- VIPF Equity-Income
   Issuance of units.....................     5,187,199  $   7,828,082      3,810,750  $   4,852,342
   Redemption of units...................      (967,488)    (1,541,192)      (287,301)      (368,649)
                                          -------------  -------------  -------------  -------------
     Net increase........................     4,219,711  $   6,286,890      3,523,449  $   4,483,693
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 104 -- VIPF Growth
   Issuance of units.....................     6,329,864  $   9,735,642      3,272,833  $   4,486,990
   Redemption of units...................    (1,939,256)    (3,030,978)      (264,593)      (362,752)
                                          -------------  -------------  -------------  -------------
     Net increase........................     4,390,608  $   6,704,664      3,008,240  $   4,124,238
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 105 -- VIPF Overseas
   Issuance of units.....................     1,251,615  $   1,397,091      1,572,364  $   1,575,532
   Redemption of units...................      (941,427)    (1,054,118)      (465,575)      (472,857)
                                          -------------  -------------  -------------  -------------
     Net increase........................       310,188  $     342,973      1,106,789  $   1,102,675
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------
 Sub-Account 106 -- VIPF II Asset Manager
   Issuance of units.....................     1,058,577  $   1,333,039      1,187,494  $   1,228,593
   Redemption of units...................      (348,866)      (494,086)      (402,122)      (417,568)
                                          -------------  -------------  -------------  -------------
     Net increase........................       709,711  $     838,953        785,372  $     811,025
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

 Sub-Account 150 -- T. Rowe Price
  International Stock
   Issuance of units.....................     2,092,157  $   2,382,195        595,443  $     616,476
   Redemption of units...................      (127,988)      (151,141)       (53,649)       (56,129)
                                          -------------  -------------  -------------  -------------
     Net increase........................     1,964,169  $   2,231,054        541,794  $     560,347
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a

             SEPARATE ACCOUNT VA-K -- ALLMERICA ADVANTAGE VARIABLE

                            ANNUITY/EXECANNUITY PLUS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

NOTE 6 -- DIVERSIFICATION REQUIREMENTS (CONTINUED) statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VA-K satisfies the current requirements of the regulations, and it intends that VA-K will continue to meet such requirements.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, VIPF, VIPF II, DGPF and T. Rowe shares by VA-K during the year ended December 31, 1996 were as follows:

  SUB-ACCOUNT   INVESTMENT PORTFOLIO                                                  PURCHASES       SALES
  ------------  -------------------------------------------------------------------  ------------  -----------
                Allmerica Investment Trust:
           1      Growth...........................................................  $  4,222,728  $   313,112
           2      Investment Grade Income..........................................     1,810,031      331,880
           3      Money Market.....................................................    22,889,959   19,120,647
           4      Equity Index.....................................................     2,468,069      164,658
           5      Government Bond..................................................     1,191,242      531,833
           6      Select Aggressive Growth.........................................     5,086,223      526,119
           7      Select Growth....................................................     2,782,737      212,478
           8      Select Growth and Income.........................................     3,052,013      338,760
           9      Small Cap Value..................................................     2,734,014      683,089
          11      Select International Equity......................................     3,820,911      145,244
          12      Select Capital Appreciation......................................     4,239,504      105,336

                Delaware Group Premium Fund, Inc.:
          20      International Equity.............................................     1,155,274      249,137

                Fidelity Variable Insurance Products Fund:
         102      High Income......................................................     4,474,590      351,151
         103      Equity-Income....................................................     7,121,177      613,038
         104      Growth...........................................................     8,884,362    1,798,532
         105      Overseas.........................................................     1,211,456      852,011

                Fidelity Variable Insurance Products Fund II:
         106      Asset Manager....................................................     1,331,765      381,044

                T. Rowe Price International Series, Inc.:
         150      International Stock..............................................     2,316,416       53,129
                                                                                     ------------  -----------
                  Totals...........................................................  $ 80,792,471  $26,771,198
                                                                                     ------------  -----------
                                                                                     ------------  -----------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life
Insurance Company and Policyowners
of Separate Account VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 12, 20, 102, 103, 104, 105, 106, and 150) constituting the Separate Account VA-K -- Allmerica Advantage Variable Annuity/ExecAnnuity Plus of First Allmerica Financial Life Insurance Company at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
----------------------

PRICE WATERHOUSE LLP
Boston, Massachusetts
March 26, 1997



                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                  |
                                 100%
                             Logan Wells
                            Water Company,
                                 Inc.

                              New Jersey

______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
      59.47%               100%               99.2%                 100%                  100%               100%
     Allmerica        Sterling Risk         Allmerica            Somerset             Allmerica           Allmerica
     Property           Management             Trust            Square, Inc.         Financial Life      Institutional
    & Casualty        Services, Inc.       Company, N.A.                             Insurance and      Services, Inc.
  Companies, Inc.                                                                   Annuity Company
                                             Federally
     Delaware            Delaware            Chartered         Massachusetts            Delaware         Massachusetts
         |
___________________________________________________________________________
         |                  |                   |                    |
       100%                100%                100%                 100%
        APC             The Hanover          Allmerica           Citizens
   Funding Corp.         Insurance           Financial           Insurance
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois
                             |
______________________________________________________________________________________________________________________
        |                   |                   |                    |                     |                  |
       100%                100%                100%                 100%                 82.5%               100%
     Allmerica           Allmerica          The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial           Employee            American            Insurance            Corporation        Bay Insurance
      Benefit            Insurance           Insurance           Management                                 Company
     Insurance         Agency, Inc.           Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan





                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                                                   |
                                                                  100%
                                                                  SMA
                                                               Financial Corp.


                                                               Massachusetts
                                                                    |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
       100%                100%                100%                 100%                  100%             Allmerica
     Allmerica           Allmerica           Allmerica           Allmerica               Linder              Asset
    Investments,        Investment             Asset         Financial Services          Skokie           Management,
       Inc.             Management          Management,          Insurance            Real Estate           Limited
                       Company, Inc.            Inc.            Agency, Inc.          Corporation

   Massachusetts       Massachusetts       Massachusetts       Massachusetts         Massachusetts          Bermuda

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                                 Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica             Allmerica           Allmerica
     Alliance                                                 Investment Trust           Funds            Securities
     Insurance                                                                                               Trust
      Company
                                                               Massachusetts         Massachusetts       Massachusetts
   New Hampshire       Massachusetts
                             |
                             |
                           100%                                                  Affiliated Management Investment Companies
                          Lloyd's
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                                                 Affiliated Lloyd's plan company, controlled by
                                                                                 Underwriters for the benefit of the Hanover
                                                                                 Insurance Company

                                                                                       Beltsville
                         AAM High                                                        Drive
                        Yield Fund,                                                    Properties
                          L.L.C.                                                        Limited
                                                                                      Partnership
                       Massachusetts
                                                                                        Delaware
                   LLC established for the benefit of
                   First Allmerica, Allmerica                                    Limited partnership involving First Allmerica, as
                   Financial Life, Hanover and                                   general partner and Allmerica Financial Life as
                   Citizens                                                      limited partner


                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(a) Financial Statements


         FINANCIAL STATEMENTS INCLUDED IN PART A

         None

         FINANCIAL STATEMENTS INCLUDED IN PART B

         Financial Statements for First Allmerica Financial Life Insurance
         Company

         Financial Statements for Separate Account VA-K of First Allmerica Financial Life Insurance Company

         FINANCIAL STATEMENTS INCLUDED IN PART C

         None

(b) Exhibits

Exhibit 1 -      Vote of Board of Directors Authorizing Establishment of
                 Registrant dated August 20, 1991 was previously filed on May 11, 1992, in Registration Statement No. 33-47858, and is herein incorporated by reference.

Exhibit 2 -      Not Applicable.  Pursuant to Rule 26a-2, the Insurance Company
                 may hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.

Exhibit 3 -      Underwriting and Administrative Services Agreement was
                 previously filed on November 1, 1993 and is herein incorporated by reference. Schedule of Sales Commissions was previously filed on April 1, 1991, in Registration Statement No. 33-44830, and is herein incorporated by reference.

Exhibit 4 -      Specimen Policy Form A was previously filed on October 18, 1994 and is herein incorporated by reference. Specimen Policy Form B was filed on May 1, 1996 in Post-Effective Amendment No. 6 and is incorporated by reference herein.

Exhibit 5 -      Application Form A was previously filed on October 18, 1994 and is herein incorporated by reference. Specimen Application
                 Form B was filed on May 1, 1996 in Post-Effective Amendment
                 No. 6 and is incorporated
                 by reference herein.

Exhibit 6(a) -   The Depositor's Articles of Incorporation and Bylaws were
                 previously filed on October 1, 1995 in Post-Effective
                 Amendment No. 5, and are incorporated herein by reference.

Exhibit 7 -      Not Applicable.

Exhibit 8a -     AUV Calculation Services Agreement with The Shareholder
                 Services Group dated March 31, 1995 was previously filed on May 1, 1995 and is herein incorporated by reference.

       (b) - Fidelity Services Agreement was previously filed on April 30, 1996 and is incorporated herein by reference. An Amendment to the Fidelity Service agreement, effective as of January 1, 1997, is filed herewith. A proposed form of the Fidelity Service Contract is filed herewith.


       (c) - A proposed form of the T. Rowe Price Agreement is filed herewith.

Exhibit 9 -      Consent and Opinion of Counsel is filed herewith.

Exhibit 10 -     Consent of Independent Accountants is filed herewith.

Exhibit 11 -     None.

Exhibit 12 -     None.

Exhibit 14-      Not Applicable.

Item 25.  Directors and Officers of the Depositor.


Name and Position               Principal Occupation(s) During Past Five Years
------------------              ----------------------------------------------

                   DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

          NAME AND POSITION                                PRINCIPAL OCCUPATION(S) DURING
            WITH COMPANY                                           PAST FIVE YEARS
          -----------------                                ------------------------------
Bruce C. Anderson, Director and Vice President         Director of First Allmerica since 1996; Vice
                                                       President, First Allmerica

Abigail M. Armstrong, Secretary and Counsel            Secretary of First Allmerica since 1996; Counsel,
                                                       First Allmerica

John P. Kavanaugh, Director, Vice President and        Director and Chief Investment Officer of First
 Chief Investment Officer                              Allmerica since 1996; Vice President, First
                                                       Allmerica since 1991

John F. Kelly, Director, Senior Vice President and     Director of First Allmerica since 1996; Senior Vice
General Counsel                                        President, General Counsel and Assistant Secretary,
                                                       First Allmerica

J. Barry May, Director                                 Director of First Allmerica since 1996; Director and
                                                       President, The Hanover Insurance Company since 1996;
                                                       Vice President, The Hanover Insurance Company, 1993
                                                       to 1996


James R. McAuliffe, Director                           Director of First Allmerica since 1996; President
                                                       and CEO, Citizens Insurance Company of America since
                                                       1994; Vice President 1982 to 1994 and Chief
                                                       Investment Officer, First Allmerica 1986 to 1994

John F. O'Brien, Director, Chairman of the Board,      Director, Chairman of the Board, President and Chief
President and Chief Executive Officer                  Executive Officer, First Allmerica since 1989

Edward J. Parry, III, Director, Vice President,        Director and Chief Financial Officer of First
Chief Financial Officer and Treasurer                  Allmerica since 1996; Vice President and Treasurer,
                                                       First Allmerica since 1993

Richard M. Reilly, Director and Vice President         Director of First Allmerica since 1996; Vice
                                                       President, First Allmerica since 1990; Director,
                                                       Allmerica Investments, Inc. since 1990; Director and
                                                       President, Allmerica Investment Management Company,
                                                       Inc. since 1990

Larry C. Renfro, Director and Vice President           Director of First Allmerica since 1996; Vice
                                                       President, First Allmerica since 1990


Eric A. Simonsen, Director and Vice President          Director of First Allmerica since 1996; Vice
                                                       President, First Allmerica since 1990; Chief
                                                       Financial Officer, First Allmerica 1990 to 1996

Phillip E. Soule, Director and Vice President          Director of First Allmerica since 1996; Vice
                                                       President, First Allmerica


Item 26. Persons Under Common Control with Registrant. See attached organization chart.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



          NAME                                       ADDRESS                                 TYPE OF BUSINESS
          ----                                       -------                                 ----------------
AAM Equity Fund                                  440 Lincoln Street                     Massachusetts Grantor Trust
                                                 Worcester MA 01653

Allmerica Asset Management Limited               440 Lincoln Street                     Investment advisory services
                                                 Worcester MA 01653

Allmerica Asset Management, Inc.                 440 Lincoln Street                     Investment advisory services
                                                 Worcester MA 01653

Allmerica Employees Insurance Agency, Inc.       440 Lincoln Street                     Insurance Agency
                                                 Worcester MA 01653





Allmerica Financial Alliance Insurance           100 North Parkway                      Multi-line property and casualty insurance
Company                                          Worcester MA 01605

Allmerica Financial Benefit Insurance Company    100 North Parkway                      Multi-line property and casualty insurance
                                                 Worcester MA 01605

Allmerica Financial Corporation                  440 Lincoln Street                     Holding Company
                                                 Worcester MA 01653

Allmerica Financial Insurance Brokers, Inc.      440 Lincoln Street                     Insurance Broker
                                                 Worcester MA 01653

Allmerica Financial Life Insurance and           440 Lincoln Street                     Life insurance, accident and health
Annuity Company (formerly known as SMA Life      Worcester MA 01653                     insurance, annuities, variable annuities
Assurance Company)                                                                      and variable life insurance

Allmerica Financial Services Insurance           440 Lincoln Street                     Insurance Agency
Agency, Inc.                                     Worcester MA 01653

Allmerica Funding Corp.                          440 Lincoln Street                     Special purpose funding vehicle for
                                                 Worcester MA 01653                     commercial paper

Allmerica Funds                                  440 Lincoln Street                     Investment Company
                                                 Worcester MA 01653

Allmerica, Inc.                                  440 Lincoln Street                     Common employer for Allmerica Financial
                                                 Worcester MA 01653                     Corporation entities

Allmerica Institutional Services, Inc.           440 Lincoln Street                     Accounting, marketing and shareholder
(formerly known as 440 Financial Group           Worcester MA 01653                     services for investment companies
of Worcester, Inc.)





Allmerica Investment Management Company, Inc.    440 Lincoln Street                     Investment advisory services
                                                 Worcester MA 01653

Allmerica Investments, Inc.                      440 Lincoln Street                     Securities, retail broker-dealer
                                                 Worcester MA 01653

Allmerica Investment Trust                       440 Lincoln Street                     Investment Company
                                                 Worcester MA 01653

Allmerica Property & Casualty Companies, Inc.    440 Lincoln Street                     Holding Company
                                                 Worcester MA 01653

Allmerica Securities Trust                       440 Lincoln Street                     Investment Company
                                                 Worcester MA 01653

Allmerica Services Corporation                   440 Lincoln Street                     Internal administrative services
                                                 Worcester MA 01653                     provider to Allmerica Financial Corporation
                                                                                        entities

Allmerica Trust Company, N.A.                    440 Lincoln Street                     Limited purpose national trust company
                                                 Worcester MA 01653

AMGRO, Inc.                                      100 North Parkway                      Premium financing
                                                 Worcester MA 01605

APC Funding Corp.                                440 Lincoln Street                     Special purpose funding
                                                 Worcester MA 01653                     vehicle for commercial paper

Beltsville Drive Limited Partnership             440 Lincoln Street                     Real estate partnership
                                                 Worcester MA 01653

Citizens Corporation                             440 Lincoln Street                     Holding Company
                                                 Worcester MA 01653





Citizens Insurance Company of America            645 West Grand River                   Multi-line property and casualty insurance
                                                 Howell MI 48843

Citizens Insurance Company of Illinois           333 Pierce Road                        Multi-line property and casualty insurance
                                                 Itasca IL 60143

Citizens Insurance Company of the Midwest        3950 Priority Way   South Drive,       Multi-line property and casualty insurance
                                                 Suite 200
                                                 Indianapolis IN 46280

Citizens Insurance Company of Ohio               8101 N. High Street                    Multi-line property and casualty insurance
                                                 P.O. Box 342250
                                                 Columbus OH 43234

Citizens Management, Inc.                        645 West Grand River                   Services management company
                                                 Howell MI 48843

First Allmerica Financial Life Insurance         440 Lincoln Street                     Life, pension, annuity, accident and health
Company (formerly State Mutual Life Assurance    Worcester MA 01653                     insurance company
Company of America)

Greendale Special Placements Fund                440 Lincoln Street                     Massachusetts Grantor Trust
                                                 Worcester MA 01653

The Hanover American Insurance Company           100 North Parkway                      Multi-line property and casualty insurance
                                                 Worcester MA 01605

The Hanover Insurance Company                    100 North Parkway                      Multi-line property and casualty insurance
                                                 Worcester MA 01605

Hanover Texas Insurance Management Company,      801 East Campbell Road                 Attorney-in-fact for Hanover Lloyd's
Inc.                                             Richardson TX 75081                    Insurance Company

Hanover Lloyd's Insurance Company                801 East Campbell Road                 Multi-line property and casualty insurance
                                                 Richardson TX 75081





Linder Skokie Real Estate Corporation            440 Lincoln Street                     Real estate holding company
                                                 Worcester MA 01653

Lloyds Credit Corporation                        440 Lincoln Street                     Premium financing service franchises
                                                 Worcester MA 01653

Logan Wells Water Company, Inc.                  603 Heron Drive                        Water Company serving land development
                                                 Bridgeport NJ 08014                    investment

Massachusetts Bay Insurance Company              100 North Parkway                      Multi-lineproperty andcasualtyinsurance
                                                 Worcester MA 01605

SMA Financial Corp.                              440 Lincoln Street                     Holding Company
                                                 Worcester MA 01653

Somerset Square, Inc.                            440 Lincoln Street                     Real estate holding company
                                                 Worcester MA 01653

Sterling Risk Management Services, Inc.          440 Lincoln Street                     Risk management services
                                                 Worcester MA 01653




Item 27.  Number of Contractowners.

     As of December 31, 1996, there were 44 Contract Owners of qualified Contracts and 136 Contract Owners of non-qualified Contracts.

Item 28.  Indemnification.

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

1. for and breach of the director's duty of loyalty to the Company or its policyholders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B Section 62;

4. for any transactions from which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

(a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

     - VEL Account, VEL II Account, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Group VEL Account, Allmerica Select Separate Account II, Separate Account KG, KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

     -    Inheiritage Account, VEL II Account,Separate Account I, VA-K,
          VA-P, Separate Account KG, KGC, Fulcrum Separate Account, Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company

     -    Allmerica Investment Trust

(b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:

              440 Lincoln Street
              Worcester, Massachusetts 01653



Name                                 Position or Office with Underwriter
----                                 -----------------------------------
Emil J. Aberizk                      Vice President and Chief Compliance
                                     Officer

Abigail M. Armstrong                 Secretary and Counsel

Richard F. Betzler, Jr.              Vice President

Philip J. Coffey                     Vice President

Thomas P. Cunningham                 Vice President, Chief Financial Officer and
                                     Controller

John F. Kelly                        Director

William F. Monroe, Jr.               Vice President

David J. Mueller                     Vice President

John F. O'Brien                      Director

Stephen Parker                       President, Director and Chief Executive
                                     Officer

Edward J. Parry, III                 Treasurer

Richard M. Reilly                    Director

Eric A. Simonsen                     Director

Mark Steinberg                       Senior Vice President


Item 30.  Location of Accounts and Records.


Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

Item 31.  Management Services.

Effective March 31, 1995, the Company provides daily unit value calculations and related services for the Company's separate accounts.

Item 32.  Undertakings.

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

(c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

(d) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

Item 33. Representations Concerning Withdrawal Restrictions on Section 403(b) Plans and under the Texas Optional Retirement Program.

Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:


1. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption/ withdrawal restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption/withdrawal imposed by the Program and by
     Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.


Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 2nd day of April, 1997.


                                       FIRST ALLMERICA FINANCIAL LIFE
                                       INSURANCE COMPANY
                                       SEPARATE ACCOUNT VA-K


                               ATTEST: /S/Abigail M. Armstrong
                                       ---------------------------------
                                       Abigail M. Armstrong, Secretary


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated.

SIGNATURES               TITLE                                DATE


/s/John F. O'Brien       Director, President
----------------------   and Chief Executive Officer
John F. O'Brien

/s/Bruce C. Anderson     Director and Vice President
----------------------
Bruce C. Anderson

/s/John P. Kavanaugh     Director and Vice President          April 2, 1997
----------------------
John P. Kavanaugh

/s/John F. Kelly         Director, Senior Vice President
----------------------   and General Counsel
John F. Kelly

J. Barry May             Director
----------------------
J. Barry May

/s/James R. McAuliffe    Director
----------------------
James R. McAuliffe

/s/Edward J. Parry, III  Director, Vice President, Treasurer
----------------------   and Chief Accounting Officer
Edward J. Parry, III

/s/Richard M. Reilly     Director and Vice President
----------------------
Richard M. Reilly

/s/Larry C. Renfro       Director and Vice President
----------------------
Larry C. Renfro

/s/Eric A. Simonsen      Director, Vice President and Chief
----------------------   Financial Officer
Eric A. Simonsen

/s/Phillip E. Soule      Director and Vice President
----------------------
Phillip E. Soule

                                  EXHIBIT TABLE



Exhibit 8(b)-    Fidelity Services Agreement/contract


Exhibit 8(c)-    T. Rowe Price Agreement

Exhibit 9-       Consent and Opinion of Counsel

Exhibit 10-      Consent of Independent Accountants